CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Salamon Group, Inc.
4080 Paradise Road, #15-901
Las Vegas, Nevada 89169
Telephone: (702) 241-0145

10,000,000 SHARES OF COMMON STOCK

$1.00 PER SHARE

Memorandum No. __________

By means of this Confidential Private Placement Memorandum (the "Memorandum"), Salamon Group, Inc., (“we”, “us”, “our”) a Nevada corporation, is offering a private placement, pursuant to the provisions of Section 4(2) of the Securities Act of 1933 (the "Act'') and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the “Commission'') pursuant thereto, on a "best efforts'' basis, 10,000,000 shares of our $0.001 par value common stock ("Offered Shares"), to purchasers whom we or our authorized agents believe are "accredited investors'', as that term is defined in Rule 501 of Regulation D, who have the qualifications necessary to permit the Offered Shares to be offered and sold in reliance upon an exemption from registration pursuant to the Act for transactions not involving any public offering (the "Offering''). The purchase price for each Offered Share is $1.00 and the minimum number of Offered Shares which each purchaser must purchase is 1,000. Our Board of Directors shall have the discretion to accept less than the minimum subscription of 1,000 Offered Shares. The maximum number of Offered Shares which we are offering is 10,000,000. There is no minimum offering and the initial funds received by us will not be placed in an escrow account. The funds received by us will be placed in our corporate bank account located at Wells Fargo Bank, 530 Las Vegas Blvd. South, Suite 210, Las Vegas, Nevada 89101.

Offered Shares will be sold to no more than 35 "non-accredited" investors. Each purchaser of Offered Shares who is not an accredited investor must represent and warrant that he or she, either alone or with his or her purchaser representative, has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits of purchasing Offered Shares. THIS OFFERING IS NOT SUBJECT TO ANY MINIMUM SUBSCRIPTION AMOUNT, AND, THEREFORE, ANY FUNDS RECEIVED FROM A PURCHASER WILL BE AVAILABLE TO US AND MAY NOT BE REFUNDED TO THE PURCHASER.

The Offered Shares have not been registered with the Commission or the securities regulatory agency of any state, because the Offered Shares are believed to be exempt from the registration and prospectus delivery requirements of the Act, pursuant to the provisions of Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant thereto. The National Securities Markets Improvement Act of 1996 preempts state registration provisions for transactions exempt pursuant to the provisions of that Rule 506. As a result, the Offered Shares shall not be registered or qualified with any state securities administrators or commissioners. Consequently, the Offered Shares will be "restricted securities'' pursuant to the Act and subject to certain important limitations on their resale. See "Terms of the Offering.’’ The Offering shall commence on or about September 10, 2008. The Offering will terminate on September 9, 2009, unless we extend or terminate it earlier ("Offering Termination Date"). Proceeds from the Offering will be used to pay the costs of the Offering, general overhead expenses and working capital.

THE COMMISSION WILL NOT PASS UPON THE MERITS OF OR GIVE ITS APPROVAL TO THE PURCHASE OF THE OFFERED SHARES OR THE TERMS OF THIS OFFERING, NOR WILL THE COMMISSION PASS UPON THE ACCURACY OR COMPLETENESS OF ANY OFFERING CIRCULAR OR OFFERING SELLING LITERATURE, INCLUDING THIS MEMORANDUM. THE OFFERED SHARES ARE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE COMMISSION; HOWEVER THE COMMISSION HAS NOT MADE AN INDEPENDENT DETERMINATION THAT THE TRANSACTION PURSUANT TO WHICH THE OFFERED SHARES SHALL BE OFFERED AND SOLD BY US IS EXEMPT FROM REGISTRATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

See "RISK FACTORS" for information regarding certain factors relevant to making an investment in us.

Offering Size	Number of Offered Shares	Offering Price per Offered Share	Offering Amount	Offering Expenses[1]	Proceeds to us
Maximum	10,000,000	$1.00	$10,000,000	$10,000	$9,990,000

The date of this Confidential Private Placement Memorandum is September 10, 2008.

_______________________________________________
1 Offering expenses include legal fees, accounting fees, postage, telephone expenses, printing fees and similar expenses.

IMPORTANT NOTICES

THE OFFER AND SALE OF THE OFFERED SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. MOREOVER, THOSE AUTHORITIES HAVE NOT PASSED UPON THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE OFFERED SHARES HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THE NATIONAL SECURITIES MARKETS IMPROVEMENT ACT OF 1996 PREEMPTS STATE REGISTRATION PROVISIONS FOR TRANSACTIONS EXEMPT PURSUANT TO THE PROVISIONS OF RULE 506 OF REGULATION D PROMULGATED PURSUANT TO SECTION 4(2) OF THE ACT. AS A RESULT, THE OFFERED SHARES SHALL NOT BE REGISTERED OR QUALIFIED WITH ANY STATE SECURITIES ADMINISTRATORS OR COMMISSIONERS. THE OFFERED SHARES WILL BE “RESTRICTED SECURITIES” PURSUANT TO THE ACT AND SUBJECT TO CERTAIN IMPORTANT LIMITATIONS ON THEIR RESALE. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO ACCOMMODATE THE FINANCIAL RISKS OF THEIR INVESTMENTS IN US FOR AN INDEFINITE PERIOD OF TIME.

THERE IS NO PUBLIC MARKET FOR THE OFFERED SHARES. PURCHASERS OF THE OFFERED SHARES WILL BE REQUIRED TO REPRESENT THAT THE OFFERED SHARES ARE BEING ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH AN INTENTION OF SALE OR DISTRIBUTION, AND PURCHASERS WILL NOT BE ABLE TO RESELL THE OFFERED SHARES, UNLESS THE OFFERED SHARES ARE REGISTERED PURSUANT TO THE ACT AND QUALIFIED PURSUANT TO THE APPLICABLE STATE STATUTES (OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE).

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF PERSONS INTERESTED IN THE PROPOSED PRIVATE PLACEMENT OF THE OFFERED SHARES. DELIVERY OF THIS MEMORANDUM TO ANYONE OTHER THAN A PROSPECTIVE PURCHASER AND THE REPRESENTATIVE(S), IF ANY, OF SUCH PROSPECTIVE PURCHASER IS UNAUTHORIZED, AND ANY REPRODUCTION OF THIS MEMORANDUM, IN WHOLE OR IN PART, WITHOUT OUR PRIOR CONSENT IS PROHIBITED. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE THE OFFERED SHARES, NOR SHALL THERE BE ANY SALE OF THE OFFERED SHARES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.

THIS OFFERING MAY BE WITHDRAWN OR MODIFIED AT ANY TIME BEFORE THE OFFERING TERMINATION DATE AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THIS MEMORANDUM. WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE PURCHASER LESS THAN THE NUMBER OF OFFERED SHARES SUBSCRIBED FOR BY SUCH PROSPECTIVE PURCHASER. PRIOR TO THE OFFERING TERMINATION DATE, SUBSCRIPTION FUNDS MAY BE UTILIZED BY US FOR THE PURPOSES SPECIFIED IN THIS MEMORANDUM.

PURCHASERS OF OUR OFFERED SHARES MUST BE ABLE TO ACCOMMODATE THE ECONOMIC RISKS OF THEIR INVESTMENTS FOR AN INDEFINITE PERIOD OF TIME, BECAUSE THE OFFERED SHARES CANNOT BE SOLD OR TRANSFERRED, EXCEPT AS ALLOWED BY THE ACT AND OTHER APPLICABLE STATE SECURITIES LAWS. IF, AS A RESULT OF SOME CHANGE OF CIRCUMSTANCES RESULTING FROM THE OCCURRENCE OF AN EVENT NOT NOW IN CONTEMPLATION, OR FOR ANY OTHER REASON, A PURCHASER OF OFFERED SHARES DESIRES TO TRANSFER ANY THE OFFERED SHARES, THERE MAY BE NO MARKET FOR THE OFFERED SHARES.

NO GENERAL SOLICITATION OR ADVERTISEMENT IN ANY FORM MAY BE UTILIZED IN THIS OFFERING. WE SHALL MAKE AVAILABLE TO EACH PROSPECTIVE PURCHASER AND SUCH PURCHASER'S REPRESENTATIVE, IF ANY, DURING THIS OFFERING AND PRIOR TO THE SALE OF ANY OFFERED SHARES, THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM ANY PERSONS AUTHORIZED TO ACT ON OUR BEHALF CONCERNING ANY ASPECT OF US OR OUR ACTIVITIES, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT WE POSSESSES SUCH INFORMATION, OR CAN ACQUIRE SUCH INFORMATION WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO THE ACCURACY OF THE INFORMATION SPECIFIED IN THIS MEMORANDUM.

PROSPECTIVE PURCHASERS OF OFFERED SHARES ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX, OR INVESTMENT ADVICE. EACH PROSPECTIVE PURCHASER OF OFFERED SHARES SHOULD CONSULT SUCH PURCHASER'S LEGAL COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING ANY POSSIBLE PURCHASE OF OFFERED SHARES. THE DELIVERY OF THIS MEMORANDUM AT ANY TIME DOES NOT IMPLY THE INFORMATION SPECIFIED IN THIS MEMORANDUM IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF THIS MEMORANDUM.

WE HAVE DETERMINED NOT TO ACCEPT SUBSCRIPTIONS FROM ANY PROSPECTIVE PURCHASER OF OFFERED SHARES UNLESS WE HAVE REASONABLE GROUNDS TO BELIEVE, AND DOES BELIEVE, IMMEDIATELY PRIOR TO ACCEPTING SUCH SUBSCRIPTION, THAT SUCH PROSPECTIVE PURCHASER, EITHER ALONE OR TOGETHER WITH ANY PURCHASER REPRESENTATIVE, HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT SUCH PROSPECTIVE PURCHASER IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE INVESTMENT IN US DESCRIBED IN THIS MEMORANDUM, AND THAT SUCH PROSPECTIVE PURCHASER IS ABLE TO ACCOMMODATE THE ECONOMIC RISKS OF SUCH INVESTMENT. THE OFFERED SHARES WILL BE SOLD ONLY TO "ACCREDITED INVESTORS" (AS THAT TERM IS DEFINED PURSUANT TO RULE 501 OF REGULATION D) AND TO NOT MORE THAN 35 NON-ACCREDITED INVESTORS. THIS MEMORANDUM CONSTITUTES A SOLICITATION FOR OFFERS TO PURCHASE RATHER THAN AN OFFER TO SELL.

THIS MEMORANDUM SPECIFIES CERTAIN FORWARD-LOOKING STATEMENTS OF OUR MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ESTIMATE THE HAPPENING OF FUTURE EVENTS NOT BASED ON HISTORICAL FACT. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "MAY", ``SHALL'', "WILL", "COULD", "EXPECT", "ESTIMATE", "ANTICIPATE", ``PREDICT'', "PROBABLE", "POSSIBLE", "SHOULD",

"CONTINUE", OR SIMILAR TERMS, VARIATIONS OF THOSE TERMS OR THE NEGATIVE OF THOSE TERMS. THE "RISK FACTORS" SPECIFIED IN THIS MEMORANDUM CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY THOSE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THIS MEMORANDUM HAVE BEEN COMPILED BY OUR MANAGEMENT ON THE BASIS OF ASSUMPTIONS MADE BY MANAGEMENT AND CONSIDERED BY MANAGEMENT TO BE REASONABLE. OUR FUTURE OPERATING RESULTS, HOWEVER, ARE IMPOSSIBLE TO PREDICT AND NO REPRESENTATION, GUARANTY, OR WARRANTY IS TO BE INFERRED FROM THOSE FORWARD-LOOKING STATEMENTS. THEREFORE, PROSPECTIVE PURCHASERS OF THE OFFERED SHARES ARE URGED TO CONSULT WITH THEIR ADVISORS (THE OPINIONS OF WHICH MAY DIFFER FROM THOSE SPECIFIED IN THOSE FORWARD-LOOKING STATEMENTS) WITH RESPECT TO THOSE ASSUMPTIONS OR HYPOTHESES.

THE ASSUMPTIONS USED FOR PURPOSES OF THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THIS MEMORANDUM REPRESENT ESTIMATES OF FUTURE EVENTS AND ARE SUBJECT TO UNCERTAINTY AS TO POSSIBLE CHANGES IN ECONOMIC, LEGISLATIVE, INDUSTRY, AND OTHER CIRCUMSTANCES. AS A RESULT, THE IDENTIFICATION AND INTERPRETATION OF DATA AND OTHER INFORMATION AND THEIR USE IN DEVELOPING AND SELECTING ASSUMPTIONS FROM AND AMONG REASONABLE ALTERNATIVES REQUIRE THE EXERCISE OF JUDGMENT. TO THE EXTENT THAT THE ASSUMED EVENTS DO NOT OCCUR, THE OUTCOME MAY VARY SUBSTANTIALLY FROM ANTICIPATED OR PROJECTED RESULTS, AND, ACCORDINGLY, NO OPINION IS EXPRESSED ON THE ACHIEVABILITY OF THOSE FORWARD-LOOKING STATEMENTS. IN ADDITION, THOSE FORWARD-LOOKING STATEMENTS HAVE BEEN COMPILED AS OF THE DATE OF THIS MEMORANDUM AND SHOULD BE EVALUATED WITH CONSIDERATION OF ANY CHANGES OCCURRING AFTER THE DATE OF THIS MEMORANDUM. NO ASSURANCE CAN BE GIVEN THAT ANY OF THE ASSUMPTIONS RELATING TO THE FORWARD-LOOKING STATEMENTS SPECIFIED IN THIS MEMORANDUM ARE ACCURATE OR THAT THEY WILL PROVE TO BE APPLICABLE TO A PARTICULAR PURCHASER OF OFFERED SHARES. IT IS THE RESPONSIBILITY OF THE PURCHASERS OF OFFERED SHARES AND THEIR ADVISORS TO REVIEW THOSE FORWARD-LOOKING STATEMENTS, TO CONSIDER THE ASSUMPTIONS ON WHICH THOSE FORWARD-LOOKING STATEMENTS ARE BASED AND TO ASCERTAIN THEIR REASONABLENESS.

NO PERSON IS AUTHORIZED TO PROVIDE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT SPECIFIED IN THIS MEMORANDUM AND, IF PROVIDED OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE ANY SECURITIES TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

BY ACCEPTING DELIVERY OF THIS MEMORANDUM, THE RECIPIENT AGREES TO RETURN THIS MEMORANDUM AND ALL OTHER DOCUMENTS TO US IF HE OR SHE ELECTS NOT TO PURCHASE ANY OF THE OFFERED SHARES OR IF WE ELECT NOT TO SELL OFFERED SHARES TO THAT RECIPIENT, OR IF THE OFFERING IS WITHDRAWN. REPRODUCING OR DISTRIBUTING THIS MEMORANDUM, IN WHOLE

OR IN PART, OR DIVULGING OF ANY OF ITS CONTENTS, WITHOUT OUR PRIOR WRITTEN CONSENT IS PROHIBITED.

ALTHOUGH THE INFORMATION SPECIFIED IN THIS MEMORANDUM IS BELIEVED TO BE ACCURATE, WE DO NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THAT INFORMATION. IT IS EXPECTED THAT EACH PROSPECTIVE PURCHASER OF OFFERED SHARES WILL PURSUE AN INDEPENDENT INVESTIGATION REGARDING THE PURCHASE OF OFFERED SHARES. INFORMATION SPECIFIED IN THIS MEMORANDUM IS AS OF THE DATE OF THIS MEMORANDUM. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY TRANSACTION ENTERED INTO AS A RESULT OF THIS MEMORANDUM SHALL CREATE, IN ANY CIRCUMSTANCE, THE IMPLICATION THAT THERE HAS BEEN NO CHANGE IN ANY INFORMATION SPECIFIED IN THIS MEMORANDUM AFTER THE DATE SPECIFIED ON THE FRONT COVER OF THIS MEMORANDUM.

THE INFORMATION, ESTIMATES AND PROJECTIONS AS TO OUR FUTURE FINANCIAL AND OPERATING RESULTS HAVE BEEN PROVIDED BY OUR MANAGEMENT. THE PROJECTIONS OF FUTURE FINANCIAL AND OPERATING PERFORMANCE ARE INTENDED TO ASSIST IN AN EVALUATION OF THE APPROPRIATENESS OF THE PURCHASE OF THE OFFERED SHARES, BUT ARE NOT TO BE CONSIDERED AS FACTS, AND SHOULD NOT BE RELIED UPON AS AN ACCURATE REPRESENTATION OF FUTURE RESULTS. FURTHERMORE, BECAUSE THE PROJECTED FINANCIAL INFORMATION IS BASED ON ESTIMATES AND ASSUMPTIONS ABOUT CIRCUMSTANCES AND EVENTS THAT HAVE NOT YET OCCURRED AND ARE SUBJECT TO VARIATION, THERE CAN BE NO ASSURANCE THAT PROJECTED RESULTS WILL BE ATTAINED.

CERTAIN PROVISIONS OF VARIOUS DOCUMENTS ARE SUMMARIZED IN THIS MEMORANDUM, BUT PROSPECTIVE PURCHASERS OF OFFERED SHARES SHOULD NOT ASSUME THAT THE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, WHICH WILL BE MADE AVAILABLE TO PROSPECTIVE PURCHASERS ON REQUEST.

NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN OR THE TAX TREATMENT WHICH MAY ACCRUE TO ANY PROSPECTIVE PURCHASER OF OFFERED SHARES.

IT IS THE RESPONSIBILITY OF EACH PURCHASER OF OFFERED SHARES TO OBSERVE FULLY AND COMPLETELY THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH A PURCHASE OF THE OFFERED SHARES, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING OTHER APPLICABLE FORMALITIES. SALES OF OFFERED SHARES OUTSIDE THE UNITED STATES ARE NOT SUBJECT TO THE REGULATIONS OF THE UNITED STATES OR ANY OF ITS STATES AND TERRITORIES.

THE OFFER AND SALE OF OFFERED SHARES IN THE INDIVIDUAL STATES IN TRANSACTIONS WHICH SATISFY THE REQUIREMENTS OF RULE 506 OF REGULATION D PROMULGATED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 ARE NOT REQUIRED TO BE REGISTERED OR QUALIFIED IN THE

INDIVIDUAL STATES BECAUSE OF ADOPTION OF THE NATIONAL SECURITIES MARKETS IMPROVEMENT ACT OF 1996 ("NSMIA''). NSMIA PREEMPTS STATE REGISTRATION AND SIMILAR QUALIFICATION PROVISIONS FOR TRANSACTIONS EXEMPT PURSUANT TO THAT RULE 506.

SUMMARY OF THE OFFERING

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS MEMORANDUM WHICH CONTAINS MORE DETAILED INFORMATION WITH RESPECT TO EACH OF THE MATTERS SUMMARIZED IN THIS MEMORANDUM, AS WELL AS OTHER MATTERS NOT SUMMARIZED IN THIS SUMMARY. ALL PROSPECTIVE PURCHASERS OF OFFERED SHARES SHOULD CAREFULLY REVIEW THE ENTIRE CONTENTS OF THE MEMORANDUM AND THE EXHIBITS ATTACHED TO THIS MEMORANDUM INDIVIDUALLY AND WITH THEIR OWN TAX, LEGAL AND BUSINESS ADVISORS.

The Company

Salamon Group, Inc. (“Salamon Group”, “we”, “our”, “us”) is a developmental stage company who’s aim is to develop, license and/or acquire certain electrical generator technologies, which we believe to be proprietary. We were incorporated in the State of Nevada on April 27, 2001. Our common stock is quoted on the Over the Counter Bulletin Board under the symbol “SLMU.OB”. We do not have any subsidiaries. Our address is 4080 Paradise Road #15-901, Las Vegas, Nevada, USA 89169, and our telephone number is (702) 241-0145. Our Research and Development office is located at 413-1028 Alberni Street, Vancouver, BC, V6E 1A3. The telephone number there is (604) 408-3861. Our Nevada registered agent is National Registered Agents, Inc. of NV, 1100 East William Street, Suite 207, Carson City, NV 89701. Our fiscal year end is December 31.

Our Business

Our major focus over the past few years has been related to the conduct of research and development of innovative alternative energy systems and technologies. We have been focusing our efforts on devices that relate within the energy industry to the area of using rechargeable energy sources to provide electrical power over a vast array of site situations, where usual sources of power may be compromised to location or emergency circumstances.

Mr. Salamon, our sole executive officer and a director, developed the concept and design of an Electrical Power Generator (“EPG”) for home and office use and for emergency power backup situations. Mr. Salamon has a patent pending for the EPG. Through a series of agreements, Mr. Salamon, through his solely-owned company Space Globe Technologies Ltd., (“Space Globe”) transferred 99% ownership of and rights to the EPG and also all rights to the patent pending to us.

Subsequent to our acquisition of the EPG, we entered into a license agreement whereby we granted the licensee the exclusive rights to manufacture, market, distribute and sell in Canada all of the products derived from the EPG. The license is for an initial term of seven years and the licensee has agreed to pay us a one time licensing fee of CAD $15,000 on or before June 20, 2009 and additional fees equal to 3% of the gross revenues derived from the sale of all products, payable quarterly.

Our development of the EPG technology has resulted in the receipt of additional patents pending involving further developing of product application ideas. We are currently in the final stages of completing the patent application for an innovative new solar power technology. This solar technology will add-on to exiting devices, such as air conditioners, and power the devices.

We will release further information regarding this technology in our filings with the SEC once the patent application is filed.

The alternative power generation movement is now maturing and is quite well established. Accordingly, at this time, we are involved in an evaluation process whereby we have determined that it would be well-suited to begin a diversification action plan beyond alternative energy solutions. We realize that business environments modify, so do new business opportunities. To that end, we have spent considerable time, money and effort to research various business diversification opportunities. We have identified the area of selected real estate developments within North America as having the best arena to enhance shareholder value. More particularly, we are concentrating our efforts on the acquisition of real estate within the Las Vegas casino industry. We are actively identifying target properties that will provide significant value to our shareholders. We also intend to move our corporate headquarters into the casino. The purchase of the casino will allow us to start generating revenues so that we can further our business plan in the field of Alternative Energy Sources.

To exploit this new diversification avenue, we are presently in the process of retaining additional key business consultants, business advisors, and financial experts to assist with this new and exciting diversification thrust. In the event that we are unable to identify a suitable casino to acquire, or are unable to raise the funds require to make the acquisition of a casino, we are also exploring the possibility of acquiring real estate outside of the Las Vegas casino environment, in the form of an operating hotel in a major metropolitan city in North America.

Market Opportunity

The markets in which we are engaged are subject to vigorous competition. Energy generation is a constantly evolving industry and is dominated by and impacted by large multi-national oil companies. There are many portable products similar to the EPG available on the market, including gasoline and diesel powered generators, and battery/inverter types of portable power sources. We currently see our fiercest competition coming from manufacturers of portable gasoline powered generators, including such major market participants as American Honda Motor Co., Inc., Coleman Powermate, Inc. and Generac Power Systems, Inc.

The main advantages of the EPG over a gas or diesel powered generator are that unlike fuel-powered generators, the EPG can be used indoors because of its size, it has negligible noise level and it does not emit any exhaust. The EPG can be used indoors, for example, as emergency back-up power for the homeowner. Another significant advantage of the EPG is that no dangerous flammable fuel is required. While the EPG is designed to recharge the primary battery to prolong the availability of power, the extent to which the EPG can provide prolonged availability of power will not be known without extensive testing. The ‘battery/inverter’ systems that are currently on the market must be recharged with an external source such as a wall transformer or solar panel before they can be used again after the battery is depleted. Until further testing of the EPG is completed, it is not known whether its performance is even equivalent to existing battery inverter products.

Gasoline generators are more expensive than the EPG. The prices of gasoline generators vary depending on the size. Gasoline generators in the 900W to 1500W range are priced in the range of $475 to $525. A small gasoline generator may weigh less than the EPG but the EPG will have lower operating and maintenance costs. The gas generator requires fuel to run and requires periodic maintenance, such as oil changes. The EPG will have very low maintenance and operating costs with only the batteries and/or the alternator drive belt needing replacing after the useful lifetime has expired. The anticipated retail cost of the EPG will be in the low hundreds of dollars. The anticipated cost of the EPG will be greater than the battery/inverter units, but will be still be affordable to the consumer in the non-specialized retail market. The physical size of the EPG needs to be larger than the battery/inverter system in order to accommodate the control system, the electric motor, the alternator and the secondary battery. The maintenance costs of the battery/inverter only system will be less than the EPG, as the battery/inverter only system has only one battery and no drive belt. With a battery/inverter only system, once the battery is depleted, the battery needs to be recharged before it can be used again. While the EPG is designed to recharge the primary battery when it depletes, so that the length of time that power can be provided by the EPG may be increased in comparison to existing battery inverter products, we have not yet tested the EPG to determine how long the EPG can supply power before both the primary and the secondary batteries become depleted. The useful life of the gas generator can be years with proper maintenance. The EPG can also last many years with only battery replacement required.

We intend to focus primarily on the large “indoor” market for homes, offices, recreational vehicles, cottages, small warehouses, storage units, etc. We believe that the EPG will be readily accepted in the market place because it is portable, compact, price competitive, and does not require fuelling. Our licensees could be soliciting some of the big retailers such as Wal-Mart, Zellers, Home Depot, Sears and Canadian Tire.

Amount of Offering

We are offering for sale on a "best efforts" basis 10,000,000 shares of our $0.001 value common stock at a purchase price of $1.00 per Offered Share to purchasers whom we or our authorized agents believe are "accredited investors", as that term is defined in Rule 501 of Regulation D, who have the qualifications necessary to permit the Offered Shares to be offered and sold in reliance upon an exemption from registration pursuant to the Act for transaction not involving any public offering. The purchase price for each Offered Share is $1.00 and the minimum amount of Offered Shares, which each purchaser must purchase, is 1,000. However, our Board of Directors shall have the discretion to accept less than the minimum subscription amount of 1,000 Offered Shares. There is no minimum number of Offered Shares which must be sold prior to our utilization of proceeds from the sale of the Offered Shares. The maximum number of Offered Shares, which we are offering, is 10,000,000. Each Offered Share shall be paid for completely on the date the purchaser submits a completed and signed Subscription Agreement.

Definitions

The definitions and meanings of the capitalized terms in this Memorandum are specified in that portion of this Memorandum entitled "DEFINITIONS".

Estimated Use of Proceeds

Proceeds from the Offering will be used by us to pay the costs of the Offering, general overhead expenses, and for working capital. In addition, the majority of the funds raised from the Offering will be used towards the purchase a Casino in Las Vegas, Nevada. In the event that we do not raise enough funds to purchase a Casino, we may look to purchase an alternative form of real estate such as an operating hotel in a major metropolitan city.

There is no assurance that such financing will be available to us, and if available that the terms and conditions of such financing will be acceptable to us.

Market for Offered Shares

The Offered Shares are restricted securities pursuant to the Act and subject to certain important limitations on their resale. There is a limited public market for our common stock, which is quoted for trading on the OTC Bulletin Board under the symbol SLMU.OB. The market for our common stock is highly volatile, and we cannot assure you that there will be a market in the future for our common stock. OTC Bulletin Board quoted-stocks are traditionally those of smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange. The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sale prices and volume information for over-the-counter equity securities. OTC Bulletin Board securities are traded by a community of market makers that enter quotes and trade through a sophisticated computer network. Information on the OTC Bulletin Board can be found at www.otcbb.com.

The most recent price of our common stock quoted on the OTC Bulletin Board was $0.07 on September 10, 2008 at 3:59 PM EST. This quotation reflected inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Terms of the Offering

We are offering privately, to a limited group of investors who are believed to be "accredited investors" as that term is defined in Rule 501 of Regulation D, and no more than 35 "non-accredited investors" who have the qualifications necessary to permit the Offered Shares to be offered and sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Act, which exemption is specified by the provisions of Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant thereto in a transaction not involving any public offering, 10,000,000 shares of our $0.001 par value common stock. The purchase price for each Offered Share is $1.00. The maximum number of Offered Shares which we are offering is 10,000,000. The Offered Shares will be offered and sold on a "best efforts'' basis. The minimum purchase is 1,000 Offered Shares for a minimum investment of $1,000, although we may, at our sole discretion, accept subscriptions for less than 1,000 Offered Shares. The initial proceeds raised as a result of this Offering will not be placed in an escrow account. Therefore, any funds received from a purchaser will be immediately available to us and may not be refunded to the purchaser. The offer and sale of the Offered Shares in the individual states in a transaction which satisfies the requirements of Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Act is not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 ("NSMIA"). NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506.

Minimum Investment

The minimum subscription is 1,000 Offered Shares ($1,000). We may, at our sole discretion, accept subscriptions for less than 1,000 Offered Shares.

Purchasing Offered Shares

To purchase Offered Shares, the purchaser of Offered Shares must complete and execute the Subscription Agreement and Investor Suitability Questionnaire accompanying this Memorandum as Exhibits C and D respectively.

Checks

All subscriptions must be accompanied by a check for $1.00 for each Offered Share purchased made payable to "Salamon Group, Inc.''.

Definitions

The following defined terms are in addition to those defined terms specified elsewhere in this Memorandum and are deemed to include the singular, as well as the plural, and the present tense, as well as the past tense:

"Accredited Investor'', as defined in Rule 501 of Regulation D, includes any person who comes in any of the following categories, or whom we reasonably believe comes in any of the following categories at the time of the sale of the Offered Shares to that person:

(a)	Any of our directors or executive officers;

(b)	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

(c)

Any natural person who had an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of having the same income amount in the current year;

(d)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated pursuant to the Act; or

(e)	Any entity in which all of the equity owners are accredited investors.

Specific questions concerning accredited investor status should be directed to us.

The Subscription Agreement shall require prospective purchasers to represent positively that those purchasers satisfy the above suitability standards. Moreover, the above suitability standards must be satisfied by any subsequent purchaser of the Offered Shares.

"Act" shall mean the Securities Act of 1933, as amended from time to time.

"Affiliate" shall mean (i) any person who directly or indirectly controls or is controlled by or under common control with another person or entity; (ii) a person owning or controlling 10% or more of the outstanding voting securities of such other person or entity; (iii) any officer or director of such other person or entity; or (iv) any person who is an officer, director, general partner, trust, or holder of 10% or more of the voting securities or beneficial interests of any of the foregoing.

"Salamon Group '' and/or "the Company" shall mean Salamon Group, Inc., a Nevada corporation.

"Memorandum" shall mean this Confidential Private Placement Memorandum dated September 10, 2008 and any and all amendments and supplements thereto.

"Non-accredited investor" shall mean any person who does not come in any of the categories specified by the provisions of Rule 501 of Regulation D at the time of the offer or sale of the Offered Shares to that person.

"Offered Shares'' shall mean the 10,000,000 shares of our $0.001 par value common stock being offered for purchase on the terms and subject to the conditions specified in this Memorandum.

"Offering'' shall mean the offer of 10,000,000 shares of our $0.001 par value common stock at a purchase price of $1.00 and on the terms and subject to the conditions specified in this Memorandum.

"Offering Expenses" shall mean all costs and expenses incurred on our behalf for professional fees (legal and accounting), printing expenses, regulatory compliance, and all other costs associated with the offer and sale of Offered Shares.

"Purchaser Representative'' shall mean any person who satisfies all of the following conditions or who we reasonably believe satisfies all of the following conditions:

(i)

Is not our Affiliate, director, officer or other employee, or beneficial owner of 10% or more of any class of the equity securities or 10% or more of the equity interest in us, except when the purchaser is (a) a relative of the Purchaser Representative by blood, marriage or adoption and not more remote than a first cousin; (b) a trust or estate in which the Purchaser Representative and any persons related to him or her as specified in clause (i) herein collectively have more than 50% of the beneficial interest (excluding contingent interest) or for which the Purchaser Representative serves as trust, executor, or in any similar capacity; or (c) a corporation or other organization of which the Purchaser Representative and any persons related to him or her as specified in clause (i) herein collectively are the beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interests;

(ii)

Has such knowledge and experience in financial and business matters that he or she is capable of evaluating, alone, or together with other Purchaser Representatives of the purchaser, or together with the purchaser, the merits and risks of the potential investment;

(iii)

Is acknowledged by the purchaser in writing, during the course of the transaction, to be his or her Purchaser Representative in connection with evaluating the merits and risks of the prospective investment; and

(iv)

Discloses to the purchaser in writing a reasonable time prior to the sale of the securities to that purchaser any material relationship between himself or herself or his or her Affiliates and us, or our Affiliates, that then exists, that is mutually understood to be contemplated, or that has existed at any time during the previous two (2) years, and any compensation received or to be received as a result of such relationship.

"Restricted Securities'' shall mean (i) securities acquired directly or indirectly from us, or from any of our Affiliates, in a transaction or series of transactions not involving any public offering; (ii) securities acquired from us that are subject to the resale limitations of Rule 502(d) of Regulation D promulgated pursuant to the Act or Regulation 230.701; (iii) securities acquired in a transaction or series of transactions satisfying the requirements of Rule 144A promulgated pursuant to the Act; (iv) securities acquired from us in a transaction subject to the conditions of Regulation CE (Regulation 230.1001); and (v) equity securities of domestic company’s acquired in a transaction or series of transactions subject to the conditions of Regulation 230.901 or Regulation 230.903 of Regulation S.

"Securities Act'' shall mean the Securities Act of 1933, as amended from time to time.

"Subscription Agreement'' shall mean the written agreement by which purchasers subscribe for a specified number of Offered Shares, for a subscription price of $1.00 per Offered Share.

Purchaser Suitability Standards

The purchase of Offered Shares involves certain risks and is suitable only for persons of substantial means who have no need for liquidity with regard to a purchase of Offered Shares. See "RISK FACTORS". Each prospective purchaser of Offered Shares is urged to consult his or her own business, financial, or tax advisors before purchasing Offered Shares. The Offering will not be registered pursuant to the provisions of the Securities Act of 1933, as amended ("Act"), in reliance upon the availability of the "private placement" exemption specified by the provisions of Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant thereto. The offer and sale of the Offered Shares in the individual states in a transaction which satisfies the requirements of Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Act is not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 ("NSMIA"). NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506. Accordingly, the Offered Shares will be offered for sale to a limited number of prospective purchasers and, prior to the Offering Termination Date, we will undertake all inquiries reasonably necessary to satisfy us that the prerequisites for those exemptions have been satisfied. In this regard, each prospective purchaser of Offered Shares will be required to acknowledge and represent in the Subscription Agreement, among other representations, that: (a) such purchaser is able to accommodate the economic risks associated with the purchase of Offered Shares and such purchaser has such knowledge and experience in financial and business matters that such purchaser is capable, either on his or her own or together with his or her advisors and representatives, of evaluating the merits and risks of purchasing Offered Shares; (b) prior to the purchase of Offered Shares, we have provided such purchaser and his or her advisors full and complete access to all information with respect to us and our Affiliates, and our proposed activities that such purchaser and his or her advisors deemed necessary in order to evaluate the merits and risks of a purchase of Offered Shares, to the extent that information was possessed or could be acquired by us without unreasonable effort or expense; and (c) the Offered Shares that such purchaser is offering to purchase will be purchased solely for his or her account for investment purposes only, and not with the intention of, or for resale in connection with, any distribution thereof. We reserve the right to refuse to sell an Offered Share to any person if, in our sole discretion, the person offering to purchase the Offered Share does not satisfy one or more of the suitability requirements, including the financial suitability requirements specified below. We may, in our sole discretion, waive the financial suitability requirements with respect to certain purchasers whom it believes are otherwise suitable. We reserve the right to restrict purchases of Offered Shares, in our sole discretion.

Financial Suitability. In addition to the representations specified above, the purchaser of Offered Shares must demonstrate that with respect to each Offered Share purchased, such purchaser is an accredited investor, or, if not, at a minimum, such purchaser (i) has a net worth (exclusive of home, home furnishings and automobiles) of $75,000 or more and anticipates that for the current year he or she will have an adjusted gross income of $75,000 or more, or (ii) has a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more, or (iii) is purchasing in a fiduciary capacity for a person who satisfies those conditions.

Accredited Investors. For purposes of calculating the number of purchasers, all accredited investors are excluded. "Accredited Investor", as defined by the provisions of Regulation D, includes any person who comes within any of the following categories, or whom the Manager reasonably believes comes within any of the following categories, at the time of the sale of the Offered Shares to that person: (a) Any director, executive officer, or general partner of the issuer of the securities offered or sold, or any director, executive officer, or general partner of that issuer; (b) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; (c) Any natural person who had an individual income in excess of $200,000 in each of the 2 most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; (d) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated pursuant to the provisions of the Act; or (e) Any entity in which all of the equity owners are Accredited Investors. Specific questions concerning accredited investor status should be directed to us. The provisions of the Subscription Agreement require prospective purchasers of Offered Shares to represent positively that those purchasers satisfy the above suitability standards. Moreover, the above suitability standards must be satisfied by any subsequent purchaser of Offered Shares. In certain limited circumstances, consistent with applicable federal and state securities laws and regulations, prospective purchasers of Offered Shares who do not satisfy the above suitability standards may be allowed to purchase Offered Shares.

RISK FACTORS

A PURCHASE OF OFFERED SHARES INVOLVES A SIGNIFICANT AND SUBSTANTIAL NUMBER OF RISKS, WHICH EACH PROSPECTIVE PURCHASER OF OFFERED SHARES SHOULD CONSIDER PRIOR TO MAKING A DECISION TO PURCHASE OFFERED SHARES. EACH PROSPECTIVE PURCHASER OF OFFERED SHARES SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS, AS WELL AS OTHER RISK FACTORS WHICH MAY BE SPECIFIED BY THE PROVISIONS OF THIS MEMORANDUM.

THIS MEMORANDUM SPECIFIES FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THOSE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SPECIFIED IN THE FOLLOWING RISK FACTORS AND ELSEWHERE IN THIS MEMORANDUM. PROSPECTIVE PURCHASERS OF OFFERED SHARES MUST BE PREPARED FOR THE POSSIBLE LOSS OF THEIR ENTIRE INVESTMENT IN US. THE ORDER IN WHICH THE

FOLLOWING RISK FACTORS ARE PRESENTED IS ARBITRARY, AND PROSPECTIVE PURCHASERS OF OFFERED SHARES SHOULD NOT CONCLUDE, BECAUSE OF THE ORDER OF PRESENTATION OF THE FOLLOWING RISK FACTORS, THAT ONE RISK FACTOR IS MORE SIGNIFICANT THAN THE OTHER RISK FACTORS.

INFORMATION SPECIFIED IN THIS MEMORANDUM CONTAINS "FORWARD LOOKING STATEMENTS'' WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS ``BELIEVES'', ``COULD'', ``POSSIBLY'', ``SHALL'', ``PROBABLY'', ``ANTICIPATES'', ``PREDICTS'', ``ESTIMATES'', ``PROJECTS'', ``EXPECTS'', ``MAY'', ``WILL'', OR ``SHOULD'' OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. THOSE STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS. NO ASSURANCES CAN BE GIVEN THAT THE FUTURE RESULTS ANTICIPATED BY THOSE FORWARD LOOKING STATEMENTS WILL BE ACHIEVED. THE FOLLOWING MATTERS CONSTITUTE CAUTIONARY STATEMENTS IDENTIFYING IMPORTANT FACTORS WITH RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, INCLUDING CERTAIN RISKS AND UNCERTAINTIES, THAT COULD CAUSE ACTUAL RESULTS TO VARY MATERIALLY FROM THE FUTURE RESULTS ANTICIPATED BY THOSE FORWARD-LOOKING STATEMENTS. AMONG THE SIGNIFICANT FACTORS THAT WILL AFFECT OR INFLUENCE RESULTS OF OPERATIONS ARE THE EFFECTS OF VARIOUS GOVERNMENTAL REGULATIONS, THE FLUCTUATION OF DIRECT COSTS AND THE COSTS AND EFFECTIVENESS OF THE OPERATING STRATEGY. OTHER FACTORS COULD ALSO CAUSE ACTUAL RESULTS TO VARY MATERIALLY FROM THE FUTURE RESULTS ANTICIPATED BY SUCH FORWARD-LOOKING STATEMENTS.

Development Stage Company. We were organized on April 27, 2001, and accordingly, are in the early form of our development stage and must be considered promotional. Management's efforts, since inception, have been allocated primarily to organizational and fund raising activities and completing a working model of the EPG. Our ability to establish ourselves as a going concern is dependent upon the receipt of additional funds from operations or other sources to continue those activities. Potential investors should be aware of the difficulties normally encountered by a new enterprise in its development stage, including under-capitalization, cash shortages, limitations with respect to personnel, technological, financial and other resources and lack of a licensee base and market recognition. The likelihood that we will succeed must be considered in light of the problems, expenses and delays frequently encountered in connection with the competitive environment in which we will operate. Our success depends to a large extent on Mr. Salamon's abilities and effectiveness in successfully building a large and profitable licensee base. There is no guarantee that our proposed activities will attain the level of recognition and acceptance necessary for us to become viable. There is intense competition in the marketplace, several competitors are large public companies which are already positioned in the business and which are better financed than us. There is no guarantee that the patent pending in Canada and the patent application to be filed in the U.S. will completely deter anyone from copying the concept and design of the EPG. This could adversely impact on the success of the market of licenses. There can be no assurance that we, with our very limited capitalization, will be able to compete with these companies and achieve profitability.

No Operating History, Revenues or Earnings. As of the date hereof, we have not yet earned any operating revenues or earnings. Since our inception, most of the time and resources of John Salamon, our sole executive officer and a director, has been spent in organizing us, obtaining interim financing and developing a business plan. Our success is dependent upon our obtaining additional financing from intended operations, from placement of our equity or debt or from third party funding sources. There is no assurance that we will be able to obtain additional debt or equity financing from any source. We, during the development stage of our operations, can be expected to sustain substantial operating expenses without generating any operating revenues or the operating revenues generated can be expected to be insufficient to cover expenses. Thus, for the foreseeable future, unless we attain profitable operations, which is not anticipated, our financial statements will show an increasing net operating loss.

Minimal Working Capital and Net Worth. As of June 30, 2008, we had cash of $38 and a working capital deficit of $80,385. Our working capital is presently minimal and there can be no assurance that our financial condition will improve. We are expected to continue to have minimal working capital or a working capital deficit as a result of current liabilities.

Need for Additional Capital. Without an infusion of capital or profits from operations, we are not expected to continue in operation after the expiration of the period of twelve months from the date hereof. Accordingly, we are not expected to become a viable business entity unless additional equity and/or debt financing is obtained. Our independent registered public accounting firm has expressed this as a “going concern” modification in its report. We do not anticipate the receipt of operating revenues until management successfully implements our business plan, which is not assured. Further, we may incur significant unanticipated expenditures which will deplete our capital at a more rapid rate because of among other things, the development stage of our business, our limited personnel and other resources and our lack of clients and market recognition.

High Risks and Unforeseen Costs Associated with Our Entry Into the Energy Generation Technology Industry. There can be no assurance that the costs associated with the development of our technology and business partner relationships will not be significantly greater than those estimated by us. Therefore, we may expend significant unanticipated funds or significant funds may be expended by us without establishing a business.

Competition. The markets in which we are engaged are subject to vigorous competition. Our competitors include American Honda Motor Co., Inc., Coleman Powermate, Inc. and Generac Power Systems, Inc., all of which have far greater financial and marketing resources than us. To the extent that such competitors aggressively protect their existing market share through developing new energy generation technologies and products and the reduction of pricing and the providing of other purchasing incentives to our targeted clients, our financial condition, results of operations or cash flows could be materially and adversely affected.

Volatility of the Public Market for our Shares. The price and trading volume of our common stock is highly volatile and could adversely affect your ability to sell your shares and the available sale price of your shares. Our common stock is quoted on the OTC Bulletin Board under the trading symbol SLMU.OB. The market for our stock is highly volatile. We cannot assure you that there will be a market in the future for our common stock. Trading of securities on the OTC Bulletin Board is often sporadic and investors may have difficulty buying and selling or obtaining market quotations, which may have a negative effect on the market price for our common stock. You may not be able to sell your shares at the original purchase price or at any price at all. Accordingly you may have difficulty reselling any shares that you purchase.

No Dividends. While payments of dividends on the common stock rests with the discretion of our Board of Directors, there can be no assurance that dividends can or will ever be paid. Payment of dividends is contingent upon, among other things, future earnings, if any, and our financial condition, capital requirements, general business conditions and other factors which cannot now be predicted. It is highly unlikely that cash dividends on the common stock will be paid by us in the foreseeable future.

No Cumulative Voting. The election of directors and other questions will be decided by a majority vote. Since cumulative voting is not permitted and less than one-half of our outstanding common stock constitute a quorum, investors who purchase shares of our common stock may not have the power to elect even a single director and, as a practical matter, the current management will continue to effectively control us.

Potential Anti-Takeover and Other Effects of Issuance of Preferred Stock May Be Detrimental to Common Shareholders. We are authorized to issue up to 10,000,000 shares of preferred stock, $0.001 par value (hereinafter referred to as the “Preferred Stock”); none of which shares has been issued. The issuance of Preferred Stock does not require approval by the shareholders of our common stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion and other rights; any of which rights and preferences may operate to the detriment of the shareholders of our common stock. Further, the issuance of any shares of Preferred Stock having rights superior to those of our common stock may result in a decrease in the value of market price of the common stock provided a market exists, and additionally, could be used by our Board of Directors as an anti-takeover measure or device to prevent a change in control.

Possible Adverse Effect of Penny Stock Regulations on Liquidity of Common Stock in Any Secondary Market. If a market develops in our shares, of which there can be no assurance, then if a secondary trading market develops in the shares of common stock of ours, of which there can be no assurance, the common stock is expected to come within the meaning of the term “penny stock” under 17 CAR 240.3a51 -1 because such shares are issued by a small company; are low-priced (under five dollars); and are not traded on NASDAQ or on a national stock exchange. The Securities and Exchange Commission has established risk disclosure requirements for broker-dealers participating in penny stock transactions as part of a system of disclosure and regulatory oversight for the operation of the penny stock market. Rule 15g-9 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), obligates a broker-dealer to satisfy special sales practice requirements, including a requirement that it make an individualized written suitability determination of the purchaser and receive the purchaser's written consent prior to the transaction. Further, the Securities Enforcement Remedies and Penny Stock Reform Act of 1990 require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure instrument that provides information about penny stocks and the risks in the penny stock market. Additionally, the customer must be provided by the broker-dealer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. For so long as our common stock is considered penny stock, the penny stock regulations can be expected to have an adverse effect on the liquidity of the common stock in the secondary market, if any, which develops.

Patent Pending and Absence of a Patent. The absence of an issued patent could have an adverse affect on the ability of us to secure manufacturing and marketing licensees. Potential licensees may be unwilling to pay to license technology that is not patented or for which a patent will not be granted.

Technical Limitations. The performance limitations of the EPG are related to the capacity of the batteries. If a small capacity battery is used with a heavy load, the batteries will deplete sooner than if used with a lighter load. If the primary battery is being drained faster than the generator can recharge the battery, then the entire system will eventually cease working and the battery would have to be re-charged from an outside source. An external power supply for the EPG may also be needed if both the primary and secondary batteries become completely depleted after a long period of dormant storage. This limits the EPG’s utility to providing power for smaller appliances and thus puts some limitations on its commercial appeal. We have not yet tested the EPG to determine how long it can supply power before both batteries become depleted.

Internal Controls. Our internal controls over financial reporting may not be effective, which could have a significant and adverse effect on our business. Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission, which we collectively refer to as Section 404, require us to evaluate our internal controls over financial reporting to allow management to report on those internal controls as of the end of each year beginning in fiscal 2007. Section 404 will also require our independent registered public accounting firm to attest to the effectiveness of our internal controls over financial reporting in future periods. Effective internal controls are necessary for us to produce reliable financial reports and are important in our effort to prevent financial fraud. In the course of our Section 404 evaluations, we may identify conditions that may result in significant deficiencies or material weaknesses and we may conclude that enhancements, modifications or changes to our internal controls are necessary or desirable. Implementing any such matters would divert the attention of our management, could involve significant costs, and may negatively impact our results of operations.

We note that there are inherent limitations on the effectiveness of internal controls, as they cannot prevent collusion, management override or failure of human judgment. If we fail to maintain an effective system of internal controls or if management or our independent registered public accounting firm were to discover material weaknesses in our internal controls, we may be unable to produce reliable financial reports or prevent fraud, and it could harm our financial condition and results of operations, result in a loss of investor confidence and negatively impact our share price.

Government Regulation. We are not currently subject to any direct regulation by any government agency in the United States, other than regulations applicable to businesses generally.

Intellectual Property. Our success and ability to compete may be significantly dependent on proprietary information. Although it will actively take action to protect its proprietary information, that action may not be adequate to prevent the infringement or misappropriation of the content of company products. Infringement or misappropriation of such content or proprietary information could materially harm the business. We may be required to obtain licenses from others to refine, develop, market and deliver new products and services. It cannot make assurances that it will be able to obtain any such licenses on commercially reasonable terms or at all, or that rights granted pursuant to any licenses will be valid and enforceable.

Experience of Management to Control Costs. We have used reasonable efforts to assess and predict costs and expenses. However, Treatment.com has a limited operating history upon which to base predictions. Implementing the business plan may require more employees, equipment, supplies or other expenditure items than predicted. Similarly, the cost of compensating additional management, employees and consultants or other operating costs may be more than estimated, which could result in sustained losses.

Potential Fluctuations in Future Results. As a result of our limited operating history we may not have sufficient internal or industry based historical financial data upon which to calculate anticipated operating expenses. It is expected that results of operations may also fluctuate significantly in the future as a result of a variety of factors, including, but not limited to,
(i) demand for products and services;
(ii) the introduction and acceptance of new or enhanced products or services by us or by competitors;
(iii) our ability to anticipate and effectively adapt to a developing market and to rapidly changing technologies;
(iv) our ability to attract, retain and motivate qualified personnel;
(v) initiation, renewal or expiration of significant contracts with major clients;
(vi) pricing changes by us or competitors; and
(vii) general economic conditions and other factors.

Accordingly, future sales and operating results are difficult to forecast. Expenses are based in part on expectations as to future revenues and to a significant extent are relatively fixed, at least in the short term. We may not be able to adjust spending in a timely manner to compensate for any unexpected revenue shortfall. Accordingly, any significant shortfall in relation to expectations would have an immediate adverse impact on the business, results of operations and financial condition. In addition, it may be determined from time to time to make certain pricing or marketing decisions or acquisitions that could have a short term material adverse effect on the business, results of operations and financial condition and may not result in the long term benefits intended. Because of all of the foregoing factors, it is probable that in some future period, operating results may be less than the expectations of investors.

Conflicts of Interest. The potential for conflicts of interest exists among us and affiliated persons for future business opportunities that may not be presented to us. Our officers and directors may engage in other activities. Our officers and directors may have conflicts of interests in allocating time, services, and functions between the other business ventures in which those persons may be or become involved. We believe that there will be sufficient staff, consultants, employees, agents, contractors, and managers to adequately conduct our business.

Dependence on Key Personnel. The future success will depend in part on the service of key personnel and, additionally, the ability to identify, hire and retain additional qualified personnel. There is significant competition for qualified personnel for the business, and there can be no assurance that we will be able to continue to attract and retain such personnel necessary for the development of the business. Because of the significant competition, there can be no assurance that we will be successful in adding personnel as needed to satisfy staffing requirements. Failure to attract and retain key personnel could have a material adverse effect on our business. We do not maintain key person life insurance on any of our key personnel.

Reliance on Management. We are dependent on the efforts and abilities of senior management. The loss of various members of that management could have a material adverse effect on business and prospects. All commercially reasonable efforts have been made to minimize the risks attendant with the departure by key personnel from the service of the business. There is no assurance, however, that upon the departure of senior management from the service of the business that replacement personnel will cause the business to operate profitably. As owners of significant portions of the issued and outstanding common stock, management has every incentive to remain with us. All decisions regarding management of the affairs will be made exclusively by our officers and directors. The purchasers of the Offered Shares may not participate in our management and, therefore, are dependent upon the management abilities of our officers and directors. The only assurance that the shareholders (including purchasers of the Offered Shares) have that our officers and directors will not abuse their discretion in making decisions with respect to our affairs and other business decisions is the fiduciary obligations and business integrity of those officers and directors. Accordingly, no person should purchase Offered Shares unless that person is willing to entrust all aspects of our management to the officers and directors, or their successors. Potential purchasers of the Offered Shares must carefully evaluate the personal experience and business performance of our officers and directors. Our officers and directors may retain independent contractors to provide services to us. Those contractors have no fiduciary duty to the shareholders and may not perform as expected.

Control By Existing Shareholders. Upon consummation of the Offering, the shareholders controlling us prior to the commencement of the Offering will beneficially own a majority of the issued and outstanding shares of our common stock. Because of such ownership, those shareholders will effectively control the election of all members of our Board of Directors and determine all corporate actions. Accordingly, the holders of a majority of the issued and outstanding shares of our $0.001 par value common stock present at a meeting of our shareholders may be able to elect all of our directors and our minority shareholders may not be able to elect a representative to our Board of Directors.

Lack of Significant Liability Coverage. There is no guarantee that the level of liability coverage secured by us will be adequate to protect us from risks associated with claims that exceed the level of liability coverage we maintain. As a result of our limited operations to date, no threatened or actual claims have been made upon us for product, service or other liability.

Dilution. “Net tangible book value” is the amount that results from subtracting the total liabilities and intangible assets of an entity from its total assets. “Dilution” is the difference between the offering price of a security such as the Shares, and its net tangible book value per Share immediately after the Offering, giving effect to the receipt of net proceeds in the Offering. As of the date of this Disclosure Statement, our net tangible book value was approximately $0.001 per share. Giving effect to the sale by us of all offered Shares at the Offering price, our pro forma net tangible book value would be approximately $0.35 per Share, which would represent an immediate increase in net tangible book value of approximately $0.34 per Share to present shareholders and an immediate dilution of approximately $0.65 per Share, or approximately 65% to new investors.

USE OF PROCEEDS

Management has significant and absolute discretion to adjust the application and allocation of proceeds of the Offering in order to adjust and respond to various circumstances and opportunities. As a result of the foregoing, success will be affected by our discretion and judgment with respect to the application and allocation of the proceeds of the Offering. The proceeds of the Offering that are not utilized immediately may be deposited in interest or non interest bearing accounts, or invested in government obligations, certificates of deposit, commercial paper, money market accounts or similar investments, which may not be insured. Proceeds from the Offering will be used to pay for the costs of the Offering, working capital and for general corporate purposes. Our main goal in raising funds through the Offering is to raise funds to purchase an operating casino in Las Vegas, Nevada. We are currently investigating the potential purchase of a few casinos in Las Vegas that are located on and around the "Las Vegas Strip". In the event that we do not raise enough funds to purchase a Casino, or are unable to identify a suitable casino to purchase, we may look to purchase an alternative form of real estate such as an operating hotel in a major metropolitan city.

We have significant discretion with respect to the application of such proceeds. In the event that plans and assumptions change or prove to be inaccurate, or the proceeds of the Offering prove to be insufficient, it may be necessary or advisable to reallocate proceeds or to use proceeds for other purposes, or it may be required to seek additional financing or curtail operations.

The following table outlines the anticipated use of proceeds:

	Estimated Use Amount (1)	Percentage of Proceeds (1)
General Corporate Purposes (2)	$10,000	0.1%
Offering Expenses (3)	$10,000	0.1%
Casino Purchase (4)	$9,980,000	99.8%
Total	$10,000,000	100%

(1) Assumes we sell the maximum offering amount of $10,000,000.
(2) General corporate purposes reflect funds allocated to pay for daily expenditures incurred in our business, operations and general and administrative overhead for the 3 month period following the closing of this Offering.
(3) Offering Expenses include legal, accounting, miscellaneous, compliance and printing costs.
(4) This is an estimated amount and will likely increase depending on the cost of a casino we identify as suitable for purchase.

DETERMINATION OF OFFERING PRICE

Factors Used to Determine Share Price. The purchase price of the Offered Shares has been determined primarily by capital requirements and has no relationship to any established criteria of our value, such as book value or earnings per share or any combination thereof. Additionally, because we are a relatively new corporation with little operating history, the price of the Offered Shares is not based on our past earnings. The price of the Offered Shares does not necessarily indicate current market value for the assets we own.

PLAN OF DISTRIBUTION

THE OFFERED SHARES WILL BE "RESTRICTED SECURITIES'' PURSUANT TO THE SECURITIES ACT OF 1933 AND SUBJECT TO CERTAIN IMPORTANT LIMITATIONS ON THEIR RESALE.

The Offered Shares may be offered only to Accredited Investors and to no more than 35 non-accredited investors who represent and warrant that they, either alone or with their purchaser representatives have such knowledge and experience in financial and business matters that they are capable of evaluating the merits of purchasing Offered Shares. Accordingly, except as otherwise described in this Memorandum, a purchase of the Offered Shares will be limited to persons who are Accredited Investors.

We are offering, on a best efforts basis 10,000,000 shares of our $0.001 value common stock. There is a minimum purchase for each investor of 1,000 Offered Shares, for a total minimum investment of $1,000, although we may, in our sole discretion accept subscriptions for less than 1,000 Offered Shares. The offering price of the Offered Shares was arbitrarily determined by us. The offering price of Offered Shares does not have any relationship to our assets, book value, or earnings. The Offered Shares are offered subject to prior sale and subject to approval of certain legal matters by counsel. We reserve the right to reject any subscription in whole or in part, for any reason or for no reason.

The offer and sale of securities in the individual states in transactions which satisfy the requirements of Rule 506 of Regulation D promulgated pursuant to Section 4(2) of the Act are not required to be registered or qualified in the individual states because of adoption of the National Securities Markets Improvement Act of 1996 ("NSMIA"). NSMIA preempts state registration and similar qualification provisions for transactions exempt pursuant to that Rule 506.

Opportunity to Make Inquiries. We will make available to each prospective purchaser of Offered Shares prior to any sale of such Offered Shares the opportunity to ask questions and receive answers from us concerning any aspect of the purchase of Offered Shares and to obtain any information in addition to that information specified in this Memorandum, to the extent that we possesses such additional information or can acquire such information without unreasonable effort or expense.

Procedures for Subscribing. Each person purchasing any Offered Shares is required to execute a Subscription Agreement which, among other provisions, contains representations as to the such person's qualifications to purchase such Offered Shares and his or her ability to evaluate and accommodate the risk of an investment in us and will specify and acknowledge that such person is purchasing for investment purposes and has had an opportunity to make inquiries and obtain additional information.

Transferability of Offered Shares. The Offered Shares have not been registered with the Commission or the securities regulatory agency of any state, because they are believed to be exempt from the registration and prospectus delivery requirements of the Act, pursuant to the provisions of Section 4(2) of the Act and Rule 506 of Regulation D promulgated pursuant thereto.

THE OFFERED SHARES ARE RESTRICTED SECURITIES PURSUANT TO THE ACT AND SUBJECT TO CERTAIN IMPORTANT LIMITATIONS ON THEIR RESALE. PURCHASERS WILL NOT BE ABLE TO RESELL THE OFFERED SHARES, UNLESS THE OFFERED SHARES ARE REGISTERED PURSUANT TO THE ACT AND QUALIFIED PURSUANT TO THE APPLICABLE STATE STATUTES (OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE).

Purchasers of the Offered Shares should be prepared to accommodate the economic risk of their investments for an indefinite period of time.

Facilities

Our address is located at 4080 Paradise Road, #15-901, Las Vegas, Nevada 89169. The telephone number there is (702) 241-0145. Our Research and Development office is located at

413-1028 Alberni Street, Vancouver, BC, V6E 1A3. The telephone number there is (604) 408-3861.

Liquidity and Capital Resources

As of June 30, 2008, we have a deficit accumulated during the development stage of $784,791. At June 30, 2008, we had assets totalling $1,032 and current liabilities of $81,417 attributable to amounts due to related parties and accounts payable. Since our inception, we have received $663,573 in cash assets contributed and services in connection with the issuance of shares of common stock, including the conversion of $198,794 of related party advances.

We currently have a negative working capital deficit and there can be no assurance that our financial condition will improve. We are expected to continue to have minimal working capital or a working capital deficit as a result of our development stage.

Risk Management

This Offering Document represents management's best current estimate of the business. It must be recognized that no business is free of major risks and few business plans are free of errors of omission or commission. Therefore investors should be aware that this business has inherent risks that must be fully evaluated, discussed with management and experts fully capable of interpreting the information prior to any investment.

Financial Statements

Our audited Financial Statements for the year ended December 31, 2007 and our unaudited financial data as of June 30, 2008 are provided in Exhibit A to this Memorandum.

Legal Proceedings

No current or pending litigation, and no claims or counter claims involving us as a Plaintiff or a Defendant exist.

MANAGEMENT

All directors hold office until successors have been elected and qualified. Directors currently receive no fees for services provided in that capacity. Our officers serve at the discretion of our Board of Directors.

The following sets forth certain information with respect to executive officers, directors, key employees and advisors of Salamon Group, Inc. as of the date of this Memorandum:

Name of Individual	Position

John Salamon	President, C.E.O, Secretary, Treasurer, Director

Bruce Larway	Director

EXECUTIVE COMPENSATION

The following table sets forth all expected annual cash compensation, including incentive compensation, of each of our executive officers.

Name of Individual	Position	Salary[1]

John Salamon	President, C.E.O., Secretary, Treasurer, Director	$0.00

Bruce Larway	Director	$0.00

1 Salaries listed above do not include stock options, which are based on our profitability and performance. The Stock Options will be set, from time to time, by our Board of Directors.

DIRECTORS, OFFICERS, PROMOTERS, AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of the date of this offering, the beneficial ownership of our common Stock by each officer and director and by each person known by us to beneficially own more than 10% of our Common Stock outstanding and by our officers and directors as a group. Unless otherwise specified, the named beneficial owner has, to our knowledge, sole vesting and investment power.

Name and Address Of Beneficial Owner	Relationship to Corporation	Number of Shares Common Stock	Percentage of Class at Date Hereof [3]
John E. Salamon 413-1028 Alberni St. Vancouver, BC V6E 1A3	President, C.E.O., Secretary, Treasurer, Director	11,487,287 [1]	62.7%
Bruce Larway 332 Macewan Park View N.W. Calgary, Alberta, T3K 4G6	Director	2,414,565 [2]	13.2%
All Officers and Directors As a group		13,901,852	75.9%

          1 Mr. Salamon beneficially owns 1,500,000 shares personally and 9,987,287 shares owned by Space Globe Technologies Ltd., a Canadian corporation wholly owned by Mr. Salamon.
          2 Mr. Larway beneficially owns 2,089,565 shares held personally and 325,000 held by Chariot Express Ltd., a Canadian corporation owned 50% by Mr. Larway.
          3 Percentage based on 18,333,650 shares issued and outstanding as of the date of this Memorandum.

DESCRIPTION OF OUR SECURITIES

Common Stock

We are authorized to issue 40,000,000 shares of Common Stock, $0.001 par value. We have issued 18,333,650 shares of Common Stock as of the date of this Memorandum. The holders of Common Stock (i) have equal rights to dividends from funds legally available therefore, ratably when as and if declared by our Board of Directors; (ii) are entitled to share ratably in all our assets available for distribution to holders of Common Stock upon liquidation, dissolution, or winding up of our affairs; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions applicable thereto; (iv) are entitled to one non-cumulative vote per share of Common Stock, on all matters which stockholders may vote on at all meetings of Shareholders. All of the shares of Common Stock, now outstanding are fully paid and non-assessable; and (v) the holders of Common Stock have no conversion, preemptive or other subscription rights. There is no cumulative voting for the election of directors.

Preferred Stock

We are authorized to issue up to 10,000,000 shares of preferred stock, $0.001 par value. We have no shares of preferred stock outstanding. Under our Articles of Incorporation, our Board of Directors has the power, without further action by the holders of our common stock, to determine the relative rights, preferences, privileges and restrictions of our preferred stock, and to issue our preferred stock in one or more series. The designation of rights, preferences, privileges and restrictions could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, any of which may be dilutive of the interest of the holders of our common stock or our preferred stock of any other series.

DIVIDEND POLICY

We have not paid any cash dividends to date and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future. Any payment of future dividends will be at the discretion of our Board of Directors and will depend upon, among other factors, our earnings, financial condition, capital requirements, level of indebtedness, contractual restrictions with respect to the payment of dividends and other considerations that our Board of Directors deems relevant. Additionally, we intend, for the foreseeable future, to follow a policy of retaining all or substantially all of our earnings, if any, to finance the development and expansion of business. (See “Investment Considerations - No Assurance of Future Profitability or Payment of Dividends”).

DILUTION

“Net tangible book value” is the amount that results from subtracting the total liabilities and intangible assets of an entity from its total assets. “Dilution” is the difference between the offering price of a security such as the Shares, and its net tangible book value per Share immediately after the Offering, giving effect to the receipt of net proceeds in the Offering. As of the date of this Disclosure Statement, the net tangible book value of the Company was approximately $0.001 per share. Giving effect to the sale by the Company of all offered Shares at the Offering price, the pro forma net tangible book value of the Company would be approximately $0.35 per Share, which would represent an immediate increase in net tangible book value of approximately $0.34 per Share to present shareholders and an immediate dilution of approximately $0.65 per Share, or approximately 65.0% to new investors.

The following table illustrates the pro forma per Share dilution assuming the maximum Shares offered are sold.

ASSUMING MAXIMUM
SHARES SOLD
Offering Price (before deduction of Offering expenses)	$1.00 per share
Net tangible book value before the Offering	$0.001 per share
Net tangible book value after the Offering	$0.35 per share
Dilution to new investors	$0.65 per share
Dilution as a percentage	65.0%

INTEREST OF NAMED COUNSEL AND EXPERTS

Interest of Named Experts and Counsel. We have not hired any expert or counsel on a contingent basis in regard to the preparation of this Memorandum or any exhibits thereto.

CERTAIN TRANSACTIONS

During the six months ended June 30, 2008, Bruce Larway, a director, advanced a total of $14,248. The advances are non-interest bearing and due on demand. At June 30, 2008, the outstanding balance was $14,248.

During the six months ended June 30, 2008, we shared office space and travel arrangements with Space Globe. During each of the quarters ended June 30, 2008 and 2007, we incurred an aggregate of approximately $6,000 of allocated rent and travel expense.

During the year ended December 31, 2007, Mr. Salamon, our sole executive officer and a director, through his company, Space Globe, contributed patent applications to us in exchange for 4,500,000 shares of common stock.

During the year ended December 31, 2007, Space Globe converted advances made to us into 2,310,000 shares of common stock.

On July 5, 2001, we purchased a license related to certain power cell technology for cash of $50,000 and the issuance of 5,000,000 shares of common stock valued at $5,000 from Space Globe. In addition, we agreed to pay Space Globe a royalty equal to 3% of the gross sales derived from the technology.

On April 16, 2008, we issued 331,158 shares of common stock to Space Globe at a price of $0.095 per share (the estimated fair value at the time) to settle indebtedness of $31,460 owed to Space Globe for loan advances.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2008 and is adjusted to give effect to the sale of the common shares being offered herein.

		Pro-Forma (1) (2)
	Actual	Full Offering

Current Liabilities (1)	$81,417	$81,417

Long Term Debt (1)
(Excluding short-term

Portion)	$ 0	$ 0

TOTAL DEBT	$81,417	$81,417

Stockholders' Equity
Common Stock: $0.001 par value,
50 million shares authorized;
16,453,978 issued and outstanding (3)	$16,454	$26,454

Excess Paid-In Capital	$687,952	$10,677,952

(1)	We are a developmental stage company with no debt financing to date, except as previously noted, loans provided by our directors.
(2)	These figures do not include the other costs of this offering which we estimate will be approximately $10,000.
(3)	Upon successful completion of the Offering, we will issue 10,000,000 of our common shares to the subscribers.

CONFLICTS OF INTEREST

The potential for conflicts of interest exists among us and affiliated persons for future business opportunities that may not be presented to us. Our officers and directors may engage in other activities. Our officers and directors may have conflicts of interests in allocating time, services, and functions between the other business ventures in which those persons may be or become involved. It is believed that there will be sufficient staff, consultants, employees, agents, contractors, and managers to adequately conduct business.

TERMS OF THE OFFERING

Common Stock Offered

We are offering up to 10,000,000 shares of Common Stock at an offering price of $1.00 per share.

Minimum Purchase

1,000 shares of Common Stock

Common Stock Outstanding Prior to the Offering

Before the commencement of this offering, there were approximately 18,333,650 shares of Common Stock of the Company outstanding (see “Principal Shareholders”). After the maximum number of common shares in this offering are sold, there will be 28,333,650 shares of Common Stock of the Company outstanding.

Investor Suitability

Subscriptions will only be accepted from “accredited investors” as defined in Regulation D under the Securities Act of 1933 as amended (the “Act”) and up to a maximum of 35 sophisticated purchasers. (See “Investor Suitability Standards”).

Risks

The purchase of the Common Stock of this offering hereby involves a high degree of risk and immediate substantial dilution. The common shares are for investment purposes only and currently no market for the common stock exists. (See “Investment Considerations” and “Dilution”).

Use of Proceeds

The net proceeds of this offering will be used primarily for corporate development, rent, salaries, consulting fees, working capital, offering expenses and cash reserves. (See “Use of Proceeds”).

ACCOUNTING, TAX, INSURANCE, AND LEGAL ISSUES

Accounting Policies

We intend to furnish our stockholders with annual reports containing financial statements audited by our independent certified public accountant, who will be engaged during or immediately following this offering, and such other reports as we deem appropriate or as may be required by law. All accounting policies and audits will be conducted in accordance with the generally accepted accounting principles (“GAAP”) of the United States.

Tax Issues

Under the current U.S. tax codes, our corporate tax rate will be about 36%. Under the United States Federal Tax Code amendments enacted in 1993 for small businesses, we will be able to deduct up to $17,400 annually on certain capital expenditures for office equipment (i.e. personal computers, copiers, telephones systems, etc.) instead of amortizing such equipment over several years. Specifically, this deduction allowance is included in Section 179 of the IRS Tax Code. There are no state corporate income taxes in the State of Nevada.

Employee Benefit Plan and Medical and Health Insurance

Upon commencement of full operations, or shortly thereafter, we may implement an Employee Benefit Plan and medical and health insurance for our key employees that is competitive with industry standards.

Key Man Insurance

We do not hold “Key Man” life insurance on any of our officers and directors. However, we may consider key man life insurance on each of our officers upon the closing of the Private Placement offering described herein or shortly thereafter.

Legal Matters

There is no current or pending litigation, claims or counter claims involving us as a Plaintiff or a Defendant.

SHARES ELIGIBLE FOR FUTURE SALE

No Guarantee of Registration Exemption for Offering. The Offering is being made in reliance upon the "private placement" exemption from registration and prospectus delivery requirements of the Act, which exemption is specified at Section 4(2) of the Act, as amended, and Rule 506 of Regulation D promulgated pursuant thereto. Reliance on this exemption does not, however, constitute a representation or guaranty that such exemption is indeed, available. If for any reason the Offering is deemed to be a public offering of securities (and if no other exemption from registration is available) and the Offering is not registered with the applicable federal or state authorities, the sale of Offered Shares would be deemed to have been made in violation of the applicable laws requiring registration. As a remedy in the event of such violation, each purchaser of Offered Shares would have the right to rescind his or her purchase of Offered Shares and to have his or her purchase price returned. If such a purchaser requests a return of his or her purchase price, funds might not be available for that purpose. In that event, our liquidation might be required. Any refunds made would reduce funds available for our working capital. A significant number of requests for rescission would probably cause us to be without funds sufficient to respond to such requests or successfully to proceed with our activities successfully. The purchasers of the Offered Shares will not have the right to require the registration of their Offered Shares.

INCOME TAX CONSEQUENCES

NO APPLICATION HAS BEEN MADE FOR AN ADVANCE TAX RULING WITH RESPECT TO THE OFFERING NOR IS IT INTENDED THAT ANY APPLICATION BE MADE. THE INCOME TAX CONSEQUENCES SPECIFIED IN THIS MEMORANDUM ARE OF A GENERAL NATURE ONLY AND ARE NOT INTENDED TO CONSTITUTE ADVICE TO ANY INVESTOR OR A SUBSTITUTE FOR CAREFUL TAX PLANNING, PARTICULARLY BECAUSE CERTAIN OF THE INCOME TAX CONSEQUENCES RESULTING FROM A PURCHASE OF OFFERED SHARES WILL NOT BE THE SAME FOR ALL TAXPAYERS. FACTORS WHICH MAY AFFECT THE TAX TREATMENT RESULTING FROM A PURCHASE OF OFFERED SHARES INCLUDE, BUT ARE NOT LIMITED TO, WHETHER OR NOT THE PURCHASER IS AN INDIVIDUAL OR A CORPORATION AND VARIOUS ATTRIBUTION RULES; ACCORDINGLY, PROSPECTIVE PURCHASERS OF OFFERED SHARES ARE URGED TO CONSULT WITH THEIR PROFESSIONAL ADVISORS REGARDING TAX CONSEQUENCES APPLICABLE TO THEM.

Income Tax Consequences. We have not obtained and will not obtain a ruling from the Internal Revenue Service ("IRS") with respect to the income tax consequences resulting from a purchase of the Offered Shares, and there can be no assurance that the IRS will agree with the conclusions specified in this Memorandum or that a challenge, if made, will not be successful. This information does not anticipate or contemplate all aspects of federal income taxation, and does not contemplate considerations applicable to a holder of Offered Shares who is, with respect to the United States, a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate or trust, but does contemplate many material federal income tax consequences. This information also does not contemplate specific facts and circumstances that may be relevant to the tax situation of a particular holder of Offered Shares. This information is based on provisions of the Internal Revenue Code of 1986, as amended (``Code''), existing regulations thereunder and judicial decisions, and the IRS's current administrative rules, practices and interpretations of law, all as in effect on the date of this Memorandum and all of which are subject to change or modification.

EACH PROSPECTIVE PURCHASER OF OFFERED SHARES IS URGED TO CONSULT SUCH PURCHASER'S TAX ADVISOR WITH RESPECT TO THE INDIVIDUAL FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF HOLDING AND DISPOSING OF OFFERED SHARES, IN ADDITION TO ANY TAX CONSEQUENCES RESULTING FROM THE LAWS OF ANY OTHER TAXING JURISDICTION.

FIDUCIARY RESPONSIBILITY OF THE OFFICERS AND DIRECTORS

Our officers and directors are accountable to us and our shareholders as fiduciaries, which means such officers and directors are required to exercise good faith and integrity in handling our affairs. A shareholder may be able to institute legal action on behalf of that shareholder and all other similarly situated shareholders to recover damages when we have failed or refused to observe the law. Our shareholders may, subject to applicable rules of civil procedure, be able to commence a class action or derivative lawsuit to enforce their rights, including rights pursuant to certain federal and state securities laws and regulations. Our shareholders who have suffered losses in connection with the purchase or sale of their securities, including the Offered Shares, because of a breach of a fiduciary duty by an officer or director in connection with such sale or purchase, including the misapplication by any such officer or director of the proceeds from the sale of the Offered Shares, may be able to recover such losses from us.

We and our officers and directors may not be liable to our shareholders for errors in judgments or other acts or omissions, other than intentional misconduct, fraud or a knowing violation of the law. As provisions have been made in our Bylaws limiting such liability. Therefore, purchasers of the Offered Shares may have a more limited right of action than they would have except for this limitation in our Bylaws. IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, INDEMNIFICATION FOR LIABILITIES ARISING PURSUANT TO THE SECURITIES ACT OF 1933 IS CONTRARY TO PUBLIC POLICY AND, THEREFORE, UNENFORCEABLE.

Our officers and directors are required to exercise good faith and integrity in handling company affairs. Our officers and directors have agreed to abide by this fiduciary duty. IT SHOULD BE NOTED THAT THIS IS A CONTINUING DEVELOPING AND CHANGING AREA OF THE LAW. PROSPECTIVE PURCHASERS OF OFFERED SHARES ARE URGED TO CONSULT THEIR OWN LEGAL COUNSEL.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Bylaws and Certificate of Incorporation eliminates directors' liabilities for breaches of duties to the fullest extent permitted by Nevada law. Our charter documents provide for indemnification of the officers and directors.

DISCLOSURE OF OPINION OF SECURITIES AND EXCHANGE COMMISSION REGARDING
INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

INSOFAR AS INDEMNIFICATION FOR LIABILITIES OCCURRING PURSUANT TO THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING US PURSUANT TO THE FOREGOING PROVISIONS, WE HAVE BEEN INFORMED THAT IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT OF 1933 AND IS, THEREFORE, UNENFORCEABLE.

ADDITIONAL INFORMATION

We will make available to each prospective investor and his/her representative, prior to his/her investing in our stock, the opportunity to ask questions of and receive answers from our Officers and Directors concerning the terms and conditions of this offering, or any other relevant matters, and to obtain any additional information, to the extent that we possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in this Memorandum. You may direct questions, inquiries and requests for information to:

John Salamon, President and C.E.O.
4080 Paradise Road, #15-901
Las Vegas, Nevada 89169
Telephone: (702) 241-0145
Facsimile: (702) 796-5058
Email: salamongroup@shaw.ca
Website: www.salamongroup.com

You may be required to sign a confidentiality agreement if you wish to receive additional information that we deem to be proprietary. You, and your representatives, if any, will be asked to acknowledge in the Subscription Agreement that you were given the opportunity to obtain additional information and that you did so or elected to waive the opportunity.

EXHIBIT A TO CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED
SEPTEMBER 10, 2008

FINANCIAL STATEMENTS

Salamon Group, Inc.
(A Development Stage Company)

June 30, 2008

     Exhibit A – Financial Statements

1

SALAMON GROUP, INC.
(A Development Stage Company)
BALANCE SHEETS

	June 30,	December 31,
	2008	2007
	(unaudited)
ASSETS
Current assets:
Cash	$38	$74
Prepaid expense	994	1,298
Total assets	$1,032	$1,372

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$33,840	$9,493
Due to related parties	47,577	31,460
Total current liabilities	81,417	40,953

Commitments and Contingencies

Stockholders’ deficit:
Preferred stock, no par value; 10,000,000 shares authorized, no shares issued
and outstanding	-	-
Common stock, $0.001 par value; 40,000,000 shares authorized, 16,453,978 and
16,122,820 shares issued and outstanding, respectively	16,454	16,123
Additional paid-in capital	687,952	656,823
Deficit accumulated during the development stage	(784,791)	(712,527)
Total stockholders’ deficit	(80,385)	39,581

	$1,032	$1,372

     Exhibit A – Financial Statements

2

SALAMON GROUP, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
(unaudited)

					For The Period
					From April 27,
					2001
					(Inception) to
	Three Months Ended June 30		Six Months Ended June 30		June 30, 2008

	2008	2007	2008	2007	2008

EXPENSES:
General and administrative	$38,038	$52,020	$72,264	$84,098	$433,958
Interest expense	-	35,858	-	35,878	35,833
Research and development	-	315,000	-	315,000	315,000

Net loss	$(38,038)	$(402,878)	$(72,264	$(434,976)	$(784,791)

Loss per share - basic and diluted	$(0.00)	$(0.04)	$(0.00	$(0.05)

Weighted average shares outstanding	16,395,752	9,136,304	16,259,286	9,136,304

     Exhibit A – Financial Statements

3

SALAMON GROUP, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
(unaudited)

	For The Six	For The Six	Accumulated From
	Months Ended	Months Ended	April 27, 2001
	June 30,	June 30,	(Inception) to
	2008	2007	June 30, 2008

Cash flows from operating activities:
Net loss	$(72,264)	$(434,976)	$(784,791)
Adjustments to reconcile net loss to net cash used in
operating activities:
Amortization of intangible asset	-	-	55,000
Issuance of shares for patents	-	315,000	315,000
Beneficial conversion	-	35,833	35,833
Depreciation of property and equipment	-	-	4,515
Estimated fair value of common stock issued for services	-	25,000	46,779
Changes in operating assets and liabilities:
Prepaid expense	304	(1,610)	(994)
Accounts payable	24,347	14,121	33,840

Net cash used in operating activities	(47,613)	(46,632)	(294,818)

Cash flows from investing activities:
Purchase of property and equipment	-	-	(4,515)
Purchase of license	-	-	(50,000)

Net cash used in investing activities	-	-	(54,515)

Cash flows from financing activities:
Advances from related parties	47,577	46,711	246,371

Issuance of common stock for cash	-	-	349,371

Net cash provided by financing activities	47,577	46,711	103,000

Change in cash	36	79	38

Cash, beginning of period	74	30	-

Cash, end of period	$38	$109	$38

Supplemental schedule of noncash investing and financing activities:
Estimated fair value of common stock issued upon conversion
of amounts due to related party	$31,460	$89,583	$198,794

Estimated fair value of common stock issued for license	$-	$-	$5,000

     Exhibit A – Financial

4

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

1.	Nature of Operations and Continuance of Business

Salamon Group, Inc. (the "Company") was incorporated in the state of Nevada on April 27, 2001 (“Inception”). The Company is a development stage company whose principal business plan is to seek earnings by exploiting technology in the field of ‘alternative energy sources’, which technology includes four patents pending related to electrical power generation.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern. At June 30, 2008, the Company has no revenues to date, has accumulated losses of $784,791 and a working capital deficit of $80,385 and expects to incur further losses in the development of its business, all of which cast substantial doubt about the Company’s ability to continue as a going concern. Management plans to continue to provide for the Company's capital needs during the year ending December 31, 2008 by issuing debt and equity securities and by the continued support of its related parties (see Note 3). The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. There is no assurance that funding will be available to continue the Company’s business operations.

On July 5, 2001, the Company entered into a licensing agreement with Space Globe Technologies Ltd. ("Space Globe"), a Canadian corporation. The agreement allows the Company to use certain technology with respect to a power cell technology used for internal and external electrical applications. The sole shareholder and sole director of Space Globe is John Salamon who is the President and a Director of the Company.

In January 2005, Space Globe and the Company in mutual agreement replaced the license agreement with an agreement that was amended September 30, 2007, which transferred 100% ownership of, and rights to, Space Globe’s technology related to electrical power generation to the Company for no further consideration. John Salamon, the Company’s Chief Executive Officer and majority shareholder, also assigned to Salamon Group a 99% interest in the rights to the patent pending.

In June 2007, Space Globe transferred to Salamon Group 100% ownership of rights to Space Globe’s technology related to wireless electrical power generation, including a 99% interest in three patent applications, for a total 4,500,000 shares of the Company’s common stock (see Note 4).

The Company has prepared the accompanying financial statements in accordance with United States generally accepted accounting principles (“GAAP”) for interim financial information and with the instructions to Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and disclosures required by GAAP for annual financial statements. In the opinion of the Company’s management, the accompanying financial statements contain all the adjustments necessary (consisting only of normal recurring accruals) to make the financial position of the Company as of June 30, 2008, the results of operations for three and six months ended June 30, 2008 and 2007 and cash flows for the six months ended June 30, 2008 and 2007 and for the period from Inception through June 30, 2008 not misleading. The financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2007 contained in Form 10-KSB filed on April 14, 2008 with the Securities and Exchange Commission (“SEC”).

2.	Summary of Significant Accounting Policies

	(a)	Development stage enterprise

The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establishing a new business, and its planned principal operations have not yet commenced. All losses accumulated since Inception have been considered as part of the Company's development stage activities.

     Exhibit A – Financial Statements

5

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(b)	Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, “Earnings per Share”, which requires presentation of both basic and diluted loss per share (“EPS”) on the face of the statement of operations. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, convertible preferred stock, and convertible debt, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive common shares if their effect is antidilutive. At June 30, 2008 and 2007, there were no potentially dilutive instruments outstanding.

(c)	Revenue recognition

Revenues from the sale of products will be recorded when the product is shipped, title and risk of loss have transferred to the purchaser, payment terms are fixed or determinable and payment is reasonably assured. Revenues from service contracts will be recognized when performance of the service is complete or over the term of the contract.

(d)	Foreign currency transactions/balances

Transactions in currencies other than the U.S. dollar are translated at the rate in effect on the transaction date. Any balance sheet items denominated in foreign currencies are translated into U.S. dollars using the rate in effect on the balance sheet date.

(e)	Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

(f)	Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the amounts reported in these financial statements and the accompanying notes. Actual results could differ from those estimates.

(g)	Financial Instruments

The fair values of cash, accounts payable, and amounts due to related parties approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

(h)	Issuance of Stock for Non-cash Consideration

All issuances of the Company’s common stock for non-cash consideration have been assigned a dollar amount equaling either the market value of the shares issued or the value of consideration received whichever is more readily determinable. The majority of the non-cash consideration received pertains to services rendered by consultants and others and has been valued at the market value of the shares issued. In certain issuances, the Company may discount the value assigned to the stock issued for illiquidity and restrictions on resale.

     Exhibit A – Financial Statements

 6

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of Emerging Issues Task Force (“EITF”) Issue No. 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” and EITF Issue No. 00-18, “Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees.” The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

(i)	New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), "Business Combinations." SFAS No. 141(R) provides companies with principles and requirements on how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, liabilities assumed, and any noncontrolling interest in the acquiree as well as the recognition and measurement of goodwill acquired in a business combination. SFAS No. 141(R) also requires certain disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. Acquisition costs associated with the business combination will generally be expensed as incurred. SFAS No. 141(R) is effective for business combinations occurring in fiscal years beginning after December 15, 2008. Early adoption of SFAS No. 141(R) is not permitted. The Company is currently evaluating the impact SFAS No. 141(R) will have on any future business combinations.

In June 2007, the FASB ratified a consensus opinion reached on EITF Issue No. 07-3, “Accounting for Nonrefundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities.” The guidance in EITF Issue No. 07-3 requires the Company to defer and capitalize nonrefundable advance payments made for goods or services to be used in research and development activities until the goods have been delivered or the related services have been performed. If the goods are no longer expected to be delivered nor the services expected to be performed, the Company would be required to expense the related capitalized advance payments. The consensus in EITF Issue No. 07-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2007 and is to be applied prospectively to new contracts entered into on or after December 15, 2007. Early adoption is not permitted. Retrospective application of EITF Issue No. 07-3 is also not permitted. The Company adopted EITF Issue No. 07-3 effective January 1, 2008. The impact of applying this consensus will depend on the terms of the Company’s future research and development contractual arrangements entered into on or after December 15, 2007.

Other recent accounting pronouncements issued by the FASB (including the EITF) and the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

3.	Related Party Transactions

(a)

Amounts owing to Space Globe are unsecured, non interest bearing and are due on demand. The sole shareholder and sole director of Space Globe is John Salamon who is the President and a Director of the Company. At June 30, 2008, a total of $33,329 was due to Space Globe.

(b)

During the six months ended June 30, 2008, a director of the Company advanced a total of $14,248. The advances are non- interest bearing and due on demand. At June 30, 2008, the outstanding balance was $14,248.

(c)

During the six months ended June 30, 2008, the Company shared office space and travel arrangements with Space Globe. During each of the quarters ended June 30, 2008 and 2007, the Company incurred an aggregate of approximately $6,000 of allocated rent and travel expense.

(d)

During the year ended December 31, 2007, Mr. Salamon, through his company, Space Globe, contributed patent applications to the Company in exchange for 4,500,000 shares of common stock (see Notes 1 and 4).

	(e)	During the year ended December 31, 2007, Space Globe converted advances made to the Company into 2,310,000 shares of common stock (see Note 4).

     Exhibit A – Financial Statements

7

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(f)

On July 5, 2001, the Company purchased a license related to certain power cell technology for cash of $50,000 and five million common shares of the Company valued at $5,000 from Space Globe. In addition, the Company agreed to pay Space Globe a royalty equal to 3% of the gross sales derived from the technology.

(g)

On April 16, 2008, the Company issued 331,158 shares of common stock to Space Globe at a price of $0.095 per share (the estimated fair value) to settle indebtedness of $31,460 owed to Space Globe for loan advances.

4.	Stockholders’ Deficit

(a)

Mr. Salamon and his company Space Globe, contributed three patent applications to the Company in June 2007 (see Note 3). In exchange for the patents, the Company issued 4,500,000 shares of common stock to Space Globe. The shares were valued at $0.07 per share, the estimated fair value of the stock on the measurement date. The total value of the shares of $315,000 was recorded as research and development expense in the accompanying statements of operations as there was no asset value on the books of Space Globe at the time of the contribution.

(b)

In June 2007, the Company issued 1,791,660 shares of common stock to Space Globe for the conversion of advances in the amount of $89,583, or $0.05 per share (see Note 3). Since the estimated fair value of the stock at the time of conversion was $0.07 per share, the Company recorded interest expense of $35,833 related to the beneficial conversion equal to the difference between the value of the shares issued and the advances converted in the accompanying statements of operations.

	(c)	In November 2007, the Company issued 518,340 shares of common stock to Space Globe for the conversion of advances in the amount of $77,751 or $0.15 per share, the estimated fair value (see Note 3).

(d)

In June, 2007, the Company, pursuant to an agreement, issued shares to a third party for services provided. According to the terms of the agreement, the Company issued 350,000 shares of its common stock, which were valued at their estimated fair value of $0.07 per share (based on the fair value of the services provided) for total of $25,000. As of December 31, 2007, all services related to the agreement have been provided and the value of the shares was recorded in general and administrative expense in the accompanying statements of operations.

(e)

During the year ended December 31, 2003, 183,640 shares were issued for cash of $22,460 at an average price of $0.12 per share and 245,360 shares were issued for services and other expenses with a fair value of $10,676 at an average price of $0.04 per share

(f)

During the year ended December 31, 2002, 481,046 shares were issued for cash of $44,008 at an average price of $0.09 per share and 500,000 shares were issued for services with a fair value of $10,400 at an average price of $0.02 per share.

(g)

During the period ended December 31, 2001, 1,850,324 shares were issued for cash of $36,532 at an average price of $0.02 per share and 702,450 shares were issued for services with a fair value of $703 at an average price of $0.001 per share.

	(h)	On July 5, 2001, 5,000,000 shares with a stated par value of $0.001 per share were issued as part of the consideration to acquire a license (see Note 5).

	(i)	As of June 30, 2008, there are no preferred shares issued and outstanding.

	(j)	As of June 30, 2008, the Company has not granted any stock options or warrants.

     Exhibit A – Financial Statements

 8

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

5.	Contingencies

	(a)	Litigation

From time to time, the Company may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Company. The Company is currently not aware of any such legal proceedings or claims that the Company believes will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

	(b)	Indemnities and Guarantees

During the normal course of business, the Company has made certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions. The Company indemnifies its directors, officers, employees and agents to the maximum extent permitted under the laws of the State of Nevada. These indemnities include certain agreements with the Company's officers under which the Company may be required to indemnify such person for liabilities arising out of their employment relationship. The duration of these indemnities and guarantees varies and, in certain cases, is indefinite. The majority of these indemnities and guarantees do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated to make significant payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

(c)

On June 20, 2008, we entered into a license agreement with 482229 B.C. Ltd. (“482229”), a private company based in Kelowna, British Columbia, whereby we granted 482229 the exclusive rights to manufacture, market, distribute and sell in Canada all electrical power generation products derived from our 2001 patent pending. The license is for an initial term of seven years. 482229 has agreed to pay us a one time licensing fee of CDN$15,000 on or before June 20, 2009 and additional fees equal to 3% of 482229’s gross revenues derived from the sale of products, payable quarterly. In order to maintain the license, 482229 must meet or exceed the following minimum sale requirements:

During	Minimum Total Sales of Products
Year
Ended

December	CDN$0.00
31, 2008

December	CDN$20,000
31, 2009

December	CDN$30,000
31, 2010

December	CDN$40,000
31, 2011

December	CDN$50,000
31, 2012

December	CDN$60,000
31, 2013

December	CDN$70,000
31, 2014

     Exhibit A – Financial Statements

9

Salamon Group, Inc.
(A Development Stage Company)

December 31, 2007

     Exhibit A – Financial Statements

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Salamon Group, Inc.

We have audited the accompanying balance sheet of Salamon Group, Inc. (a development stage company) (the "Company") as of December 31, 2007, and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits. We did not audit the cumulative data from April 27, 2001 (inception) to December 31, 2005 in the statements of operations, stockholders' deficit and cash flows, which were audited by other auditors whose report dated April 12, 2006, which expressed an unqualified opinion (the report was modified related to the uncertainty of the Company's ability to continue as a going concern) has been furnished to us. Our opinion, insofar as it relates to the amounts included for the cumulative period from April 27, 2001 (inception) to December 31, 2005 is based solely on the report of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Salamon Group, Inc. as of December 31, 2007, and the results of its operations and its cash flows for each of the years in the two-year period then ended and for the period from April 27, 2001 (inception) to December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in Note 1, the Company has no revenues and has suffered recurring losses from operations since inception, has a working capital deficit and has a deficit accumulated during the development stage at December 31, 2007. These items, among other matters, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

/s/ KMJ | Corbin & Company LLP

KMJ | Corbin & Company LLP

Irvine, California
April 14, 2008

     Exhibit A – Financial Statements

11

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
of Salamon Group, Inc.
(A Development Stage Company)

We have audited the cumulative data from April 27, 2001 (inception) to December 31, 2005 appearing in the accompanying statements of operations, cash flows and stockholders' deficit of Salamon Group, Inc. (A Development Stage Company). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements for the above mentioned period based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the cumulative data presents fairly, in all material respects, the results of operations and cash flows of Salamon Group, Inc. (A Development Stage Company) for the period from April 27, 2001 (Inception) to December 31, 2005, in conformity with generally accepted accounting principles used in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in Note 1, the Company has no revenues and has suffered recurring losses from operations since inception, has a working capital deficit and has a deficit accumulated during the development stage. These items, among other matters, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

/s/ “MANNING ELLIOTT LLP”

CHARTERED ACCOUNTANTS
Vancouver, Canada
April 12, 2006

     Exhibit A – Financial Statements

12

SALAMON GROUP, INC.
(A Development Stage Company)

BALANCE SHEET

December 31,
2007
ASSETS
Current assets:
Cash	$74
Prepaid expense	1,298

Total assets	$1,372

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$9,493
Due to related party	31,460
Total liabilities	40,953

Contingencies

Stockholders’ deficit:
Preferred stock, no par value; 10,000,000 shares authorized,
no shares issued and outstanding	-
Common stock, $0.001 par value; 40,000,000 shares authorized,
16,122,820 shares issued and outstanding	16,123
Additional paid-in capital	656,823
Deficit accumulated during the development stage	(712,527)
Total stockholders’ deficit	(39,581)

$1,372

See accompanying notes to financial statements

     Exhibit A – Financial Statements

13

SALAMON GROUP, INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS

			For The
			Period
	For The Year	For The Year	From April 27,
	Ended	Ended	2001
			(Inception)
	December 31,	December 31,	to December
			31,
	2007	2006	2007

EXPENSES
General and administrative	$132,635	$27,814	$361,694
Interest expense	35,833	-	35,833
Research and development	315,000	-	315,000

Net loss	$(483,468)	$(27,814)	$(712,527)

Loss per share:
Basic and diluted	$0.04	$-

Weighted average shares outstanding	12,443,740	8,962,820

See accompanying notes to financial statements

     Exhibit A – Financial Statements

14

SALAMON GROUP, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

			For the Period
	For The Year	For The Year	From April
			27,
	Ended	Ended	2001
			(Inception)
	December 31,	December 31,	to December
			31,
	2007	2006	2007

Cash flows from operating activities:
Net loss	$(483,468)	$(27,814)	$(712,527)
Adjustments to reconcile net loss to net
cash used in operating activities:
Amortization of intangible asset	-	-	55,000
Estimated fair value of common stock issued for patents	315,000	-	315,000
Beneficial conversion of amounts due to related party	35,833	-	35,833
Depreciation of property and equipment	-	279	4,515
Estimated fair value of common stock issued
for services	25,000	-	46,779
Changes in operating assets and liabilities:
Prepaid expense	(1,298)	-	(1,298)
Accounts payable	(7,600)	(2,099)	9,493

Net cash used in operating activities	(116,533)	(29,634)	(247,205)

Cash flows from investing activities:
Purchase of property and equipment	-	-	(4,515)
Purchase of license	-	-	(50,000)

Net cash used in investing activities	-	-	(54,515)

Cash flows from financing activities:
Advances from related party	116,577	29,639	198,794
Issuance of common stock for cash	-	-	103,000

Net cash provided by financing activities	116,577	29,639	301,794

Net change in cash	44	5	74

Cash, beginning of period	30	25	-

Cash, end of period	$74	$30	$74

Non cash:
Estimated fair value of common stock issued upon conversion
of amounts due to related party	$167,334	$-	$167,334
Estimated fair value of common stock issued for license	$-	$-	$5,000

See accompanying notes to financial statements

     Exhibit A – Financial Statements

15

SALAMON GROUP, INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS' DEFICIT
From April 27, 2001 (Inception) to December 31, 2007

	Common Stock
				Deficit
				Accumulated
			Additional	During the	Total
			Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Deficit

Balance at April 27, 2001 (inception)	-	$-	$-	$-	$-
Shares issued for cash	1,850,324	1,850	34,682	-	36,532
Estimated fair value of shares
issued for purchase of license	5,000,000	5,000	-	-	5,000
Estimated fair value of shares	702,450	703	-	-	703
issued for services
Net loss	-	-	-	(34,337)	(34,337)

Balance at December 31, 2001	7,552,774	7,553	34,682	(34,337)	7,898
Shares issued for cash	481,046	481	43,527	-	44,008
Estimated fair value of shares	500,000	500	9,900	-	10,400
issued for services
Net loss	-	-	-	(54,959)	(54,959)

Balance at December 31, 2002	8,533,820	8,534	88,109	(89,296)	7,347
Shares issued for cash	183,640	184	22,276	-	22,460
Estimated fair value of shares	143,960	144	392	-	536
issued for services
Estimated fair value of shares	101,400	101	10,039	-	10,140
issued for expenses
Net loss	-	-	-	(47,881)	(47,881)

Balance at December 31, 2003	8,962,820	8,963	120,816	(137,177)	(7,398)
Net loss	-	-	-	(32,966)	(32,966)

Balance at December 31, 2004	8,962,820	8,963	120,816	(170,143)	(40,364)
Net loss	-	-	-	(31,102)	(31,102)

Balance at December 31, 2005	8,962,820	8,963	120,816	(201,245)	(71,466)
Net loss	-	-	-	(27,814)	(27,814)

Balance at December 31, 2006	8,962,820	8,963	120,816	(229,059)	(99,280)
Estimated fair value of common
stock issued upon conversion
of amounts due to related party	2,310,000	2,310	200,857	-	203,167
Estimated fair value of common
stock issued for patents	4,500,000	4,500	310,500	-	315,000
Estimated fair value of common
stock issued for consulting
services	350,000	350	24,650	-	25,000
Net loss	-	-	-	(483,468)	(483,468)
Balance at December 31, 2007	16,122,820	$16,123	$656,823	$(712,527)	$(39,581)

See accompanying notes to financial statements

     Exhibit A – Financial Statements

16

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

1.	Nature of Operations and Continuance of Business

Salamon Group, Inc. (the "Company") was incorporated in the state of Nevada on April 27, 2001 (“Inception”). The Company is a development stage company whose principal business plan is to seek earnings by exploiting technology in the field of ‘alternative energy sources’, which technology includes four patents pending related to electrical power generation.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern. At December 31, 2007, the Company has no revenues to date, has accumulated losses of $712,527 and a working capital deficit of $39,581 and expects to incur further losses in the development of its business, all of which cast substantial doubt about the Company’s ability to continue as a going concern. Management plans to continue to provide for the Company's capital needs during the year ended December 31, 2008 by issuing debt and equity securities and by the continued support of its related party (see Note 3). The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. There is no assurance that funding will be available to continue the Company’s business operations.

On July 5, 2001, the Company entered into a licensing agreement with Space Globe Technologies Ltd. ("Space Globe"), a Canadian corporation. The agreement allows the Company to use certain technology with respect to a power cell technology used for internal and external electrical applications. The sole shareholder and sole director of Space Globe is John Salamon who is the President and a Director of the Company.

In January 2005, Space Globe and the Company in mutual agreement replaced the license agreement with an agreement that was amended September 30, 2007, which transferred 100% ownership of, and rights to, Space Globe’s technology related to electrical power generation to the Company for no further consideration. John Salamon, the Company’s Chief Executive Officer and majority shareholder, also assigned to Salamon Group a 99% interest in the rights to the patent pending.

In June 2007, Space Globe transferred to Salamon Group 100% ownership of rights to Space Globe’s technology related to wireless electrical power generation, including a 99% interest in three patent applications, for a total 4,500,000 shares of the Company’s common stock (see Note 4).

2.	Summary of Significant Accounting Policies

	(a)	Development stage enterprise

The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company is devoting substantially all of its present efforts to establishing a new business, and its planned principal operations have not yet commenced. All losses accumulated since Inception have been considered as part of the Company's development stage activities.

	(b)	Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, “Earnings per Share”, which requires presentation of both basic and diluted loss per share (“EPS”) on the face of the statement of operations. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive

     Exhibit A – Financial Statements

17

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

potential common shares outstanding during the period including stock options, using the treasury stock method, convertible preferred stock, and convertible debt, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive common shares if their effect is antidilutive. At December 31, 2007 and 2006, there were no potentially dilutive instruments outstanding.

(c)	Revenue recognition

Revenues from the sale of products will be recorded when the product is shipped, title and risk of loss have transferred to the purchaser, payment terms are fixed or determinable and payment is reasonably assured. Revenues from service contracts will be recognized when performance of the service is complete or over the term of the contract.

(d)	Foreign currency transactions/balances

Transactions in currencies other than the U.S. dollar are translated at the rate in effect on the transaction date. Any balance sheet items denominated in foreign currencies are translated into U.S. dollars using the rate in effect on the balance sheet date.

(e)	Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

(f)	Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the amounts reported in these financial statements and the accompanying notes. Actual results could differ from those estimates.

(g)	Financial Instruments

The fair values of cash, accounts payable, and amounts due to related party approximate their carrying values due to the immediate or short-term maturity of these financial instruments.

     Exhibit A – Financial Statements

18

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(h)	Issuance of Stock for Non-cash Consideration

All issuances of the Company’s common stock for non-cash consideration have been assigned a dollar amount equaling either the market value of the shares issued or the value of consideration received whichever is more readily determinable. The majority of the non-cash consideration received pertains to services rendered by consultants and others and has been valued at the market value of the shares issued. In certain issuances, the Company may discount the value assigned to the stock issued for illiquidity and restrictions on resale.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of Emerging Issues Task Force (“EITF”) Issue No. 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” and EITF Issue No. 00-18, “Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees.” The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement.

(i)	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after December 15, 2007. The Company plans to adopt SFAS No. 157 beginning in the first quarter of 2008. The Company is currently evaluating the impact, if any, that adoption of SFAS No. 157 will have on its operating income (loss) or net income (loss).

On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. SFAS No. 159 permits an entity to choose to measure many financial instruments and certain other items at fair value. Most of the provisions in SFAS No. 159 are elective; however, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. The fair value option established by SFAS No. 159 permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. The adoption of this pronouncement is not expected to have material effect on the Company’s financial statements.

In June 2007, the FASB ratified a consensus opinion reached on EITF Issue No. 07-3, Accounting for Nonrefundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities. The guidance in EITF Issue No. 07-3 requires the Company to defer and capitalize nonrefundable advance payments made for goods or services to be used in research and development activities until the goods have been delivered or the related services have been performed. If the goods are no longer expected to be delivered nor the services expected to be performed, the Company would be required to expense the related capitalized advance payments. The consensus in EITF Issue No. 07-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2007 and is to be applied prospectively to new contracts entered into on or after December 15, 2007. Early adoption is not permitted. Retrospective application of EITF Issue No. 07-3 is also not permitted. The Company intends to adopt EITF Issue No. 07-3 effective January 1, 2008. The impact of applying this consensus will depend on the terms of the Company’s future research and development contractual arrangements entered into on or after December 15, 2007.

Other recent accounting pronouncements issued by the FASB (including the EITF) and the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company’s

     Exhibit A – Financial Statements

19

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

3.	Related Party Transactions

(a)

Amounts owing to Space Globe are unsecured, non interest bearing and are due on demand. The sole shareholder and sole director of Space Globe is John Salamon who is the President and a Director of the Company. At December 31, 2007, a total of $31,460 was due to Space Globe.

(b)

During the year ended December 31, 2007, the Company shared office space and travel arrangements with Space Globe. During each of the years ended December 31, 2007 and 2006, the Company incurred an aggregate of approximately $12,000 of allocated rent and travel expense.

(c)

During the year ended December 31, 2007, Mr. Salamon, through his company, Space Globe, contributed patent applications to the Company in exchange for 4,500,000 shares of common stock (see Notes 1 and 4).

	(d)	During the year ended December 31, 2007, Space Globe converted advances made to the Company into 2,310,000 shares of common stock (see Note 4).

(e)

On July 5, 2001, the Company purchased a license related to certain power cell technology for cash of $50,000 and five million common shares of the Company valued at $5,000 from Space Globe. In addition, the Company agreed to pay Space Globe a royalty equal to 3% of the gross sales derived from the technology.

4.	Stockholders’ Deficit

(a)

Mr. Salamon and his company Space Globe, contributed three patent applications to the Company in June 2007 (see Note 3). In exchange for the patents, the Company issued 4,500,000 shares of common stock to Space Globe. The shares were valued at $0.07 per share, the estimated fair value of the stock on the measurement date. The total value of the shares of $315,000 was recorded as research and development expense in the accompanying statements of operations as there was no asset value on the books of Space Globe at the time of the contribution.

(b)

In June 2007, the Company issued 1,791,660 shares of common stock to Space Globe for the conversion of advances in the amount of $89,583, or $0.05 per share (see Note 3). Since the estimated fair value of the stock at the time of conversion was $0.07 per share, the Company recorded interest expense of $35,833 related to the beneficial conversion equal to the difference between the value of the shares issued and the advances converted in the accompanying statements of operations.

(c)	In November 2007, the Company issued 518,340 shares of common stock to Space Globe for the conversion of advances in the amount of $77,751 or $0.15 per share, the estimated fair value (see Note 3).

(d)

In June, 2007,the Company, pursuant to an agreement, issued shares to a third party for services provided. According to the terms of the agreement, the Company issued 350,000 shares of its common stock, which were valued at their estimated fair value of $0.07 per share (based on the fair value of the services provided) for total of $25,000. As of December 31, 2007, all services related to the agreement have been provided and the value of the shares were recorded in general and administrative expense in the accompanying statements of operations.

(e)

During the year ended December 31, 2003, 183,640 shares were issued for cash of $22,460 at an average price of $0.12 per share and 245,360 shares were issued for services and other expenses with a fair value of $10,676 at an average price of $0.04 per share

(f)

During the year ended December 31, 2002, 481,046 shares were issued for cash of $44,008 at an average price of $0.09 per share and 500,000 shares were issued for services with a fair value of $10,400 at an average price of $0.02 per share.

(g)

During the period ended December 31, 2001, 1,850,324 shares were issued for cash of $36,532 at an average price of $0.02 per share and 702,450 shares were issued for services with a fair value of $703 at an average price of $0.001 per share.

     Exhibit A – Financial Statements

20

SALAMON GROUP, INC.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

(h)	On July 5, 2001, 5,000,000 shares with a stated par value of $0.001 per share were issued as part of the consideration to acquire a license (see Note 5).

(i)	As of December 31, 2007, there are no preferred shares issued and outstanding.

(j)	As of December 31, 2007, the Company has not granted any stock options or warrants.

5.	Income Taxes

Reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	2007		2006
Statutory federal income tax rate	34%		34%
State income taxes, net of federal benefit	-		-
Change in valuation allowance	(9%	)	(39%	)
Other	(25%	)	5%
	-		-

The following is a summary of the significant components of the Company’s deferred income tax asset as of December 31, 2007:

Net operating loss carry forwards	$141,000
Less valuation allowance	(141,000)
$-

At December 31, 2007, the Company had net operating loss carry forwards of approximately $362,000 available to offset future federal and state income taxes and will begin to expire in 2024 and 2016, respectively. SFAS No. 109 requires that the tax benefit of such net operating losses be recorded using current tax rates as an asset to the extent management assesses the utilization of such net operating losses to be more likely than not. Based upon the Company’s short-term historical operating performance, the Company provided a full valuation allowance against the deferred tax asset in 2006. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating losses carried forward may be impaired or limited in certain circumstances. Events which may cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. At December 31, 2007, the effect of such limitation, if imposed, has not been determined.

6	Contingencies

	(a)	Litigation

The Company may become involved in certain legal proceedings and claims which arise in the normal course of business. Management does not believe that the outcome of any such matter will have a material effect on the Company's financial position or results of operations.

	(b)	Indemnities and Guarantees

During the normal course of business, the Company has made certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions. The Company indemnifies its directors, officers, employees and agents to the maximum extent permitted under the laws of the State of Nevada. These indemnities include certain agreements with the Company's officers under which the Company may be required to indemnify such person for liabilities arising out of their employment relationship. The duration of these indemnities and guarantees varies and, in certain cases, is indefinite. The majority of these indemnities and guarantees do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated to make significant payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheet.

     Exhibit A – Financial Statements

 21

EXHIBIT B TO CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED
SEPTEMBER 10, 2008

SUBSCRIPTION BACKGROUND INFORMATION

1.        HOW TO INVEST

An Investor who meets the qualifications as set forth in this Private Offering Memorandum may subscribe for at least the minimum purchase herein of 1,000 Shares ($1,000) by carefully reading this entire Private Offering Memorandum and by then completing, signing, and returning to the Company the following exhibits:

Exhibit C

INSTRUCTIONS TO PURCHASERS and SUBSCRIPTION AGREEMENT: This contains complete instructions to Purchasers and should be read in its entirety by the prospective investor prior to investing. The Investor must sign the Subscription Agreement.

Exhibit D

INVESTOR QUESTIONNAIRE: This questionnaire requires a Purchaser to complete a financial history in order to aid the Company in the determination of the suitability of the Purchaser as a potential Investor. Each Investor who is a natural person and each shareholder of any entity that is an investor must sign this questionnaire. Copies of all the above referenced documents are included with this Private Placement Memorandum. Such Investor should include his check made payable to Salamon Group, Inc., along with the SUBSCRIPTION AGREEMENT, and INVESTOR QUESTIONNAIRE. Delivery of the documents referred to above, together with a check to the Company should be addressed to the Company as follows: Salamon Group, Inc., 4080 Paradise Road #15-901, Las Vegas, Nevada 89169.

2.        INVESTOR SUITABILITY REQUIREMENTS

a.	INTRODUCTION

Potential Investors should have experience in making investment decisions or such Investors should rely on their own tax consultants or other qualified investment advisors in making this investment decision.

b.	GENERAL SUITABILITY

     Exhibit B – Subscription Background Information

1

Each potential Investor will be required to represent the following by execution of a Subscription Agreement:

       1.        The Investor has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in this Offering.

       2.        The Investor has the ability to bear the economic risk of this investment, has adequate means to provide for his, her or its current needs and personal contingencies, has no need for liquidity in this investment and could afford the complete loss of the investment.

       3.        The Investor is acquiring the Share(s) for his, her or its own account for investment purposes only and not with a view toward subdivision, resale, distribution or fractionalization thereof, or for the account of others, and has no present intention of selling or granting any participation in, or otherwise distributing, the Share(s).

       4.        The Investor’s overall commitment to invest in the Share(s) is not disproportionate to his, her or its net worth and the investment in these Share(s) will not cause such overall commitment to become excessive.

       5.        The Investor has read and understands this Private Placement Memorandum and all its exhibits.

       c. NON-ACCREDITED INVESTORS

          Up to and including thirty-five (35) investing Purchasers may be accepted by the Company as suitable Investors if each such Purchaser has a net worth sufficient to bear the risk of losing his entire investment and meets the above “General Suitability Standards.”

       d. ACCREDITED INVESTORS

           In addition to satisfying the “General Standards” as defined above, all but thirty-five (35) Purchasers for Shares must each satisfy one of the “Accredited Investors” economic suitability standards as defined below:

     Exhibit B – Subscription Background Information

2

       1.        Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds One Million ($1,000,000) Dollars;

       2.        Any natural person who had an individual income in excess of Two Hundred Thousand ($200,000) Dollars in each of the two most recent years, or joint income with that person’s spouse in excess of Three Hundred Thousand ($300,000) Dollars in each of those years and has a reasonable expectation of reaching the same income level in the current year;

       3.        Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefits of its employees if such plan has total assets in excess of Five Million ($5,000,000) Dollars; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, (as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser) or if the employee benefit plan has total assets in excess of Five Million ($5,000,000) Dollars if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

       4.        Any private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940);

       5.        Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not

     Exhibit B – Subscription Background Information

3

formed for the specific purpose of acquiring the securities offered with total assets in excess of Five Million ($5,000,000) Dollars;

       6.        Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

       7.        Any trust, with total assets in excess of Five Million ($5,000,000) Dollars, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

       8.        Any entity in which all of the equity owners are Accredited Investors.

           NOTE: Entities (a) which are formed for the purpose of investing in the Company, or (b) the equity owners of which have contributed additional capital for the purpose of investing in the Company, shall be “looked through” and each equity owner must meet the definition of an accredited investor in any of paragraphs 1, 2, 3, 4, 5, 6 or 7 above and will be treated as a separate purchaser who must meet all suitability requirements.

e.	ACCEPTANCE OF SUBSCRIPTION AGREEMENT BY THE COMPANY

The Investor Suitability Requirements referred to in this section represent minimum requirements for potential Investors. Satisfaction of these standards does not necessarily mean that participation in this Offering constitutes a suitable investment for such a potential Investor or that the Company will accept the potential Investors’ Subscription. The Company may, in fact, modify such requirements as circumstances dictate. All Subscription Agreements submitted by potential Investors will be carefully reviewed by the Company to determine the suitability of the potential Investor in this Offering. The Company may, in its sole discretion, refuse a Subscription in this Offering to any potential Investor who does not meet the applicable Investor Suitability Requirements or who otherwise appears to be an unsuitable Investor in this Offering. The Company will not necessarily review or accept a Subscription Agreement in the sequential order in which it is received. The Company also has the discretion to maximize the number of Accredited Investors in this Offering and, as a result, may accept less than thirty-five (35) Non-accredited Investors in this Officer.

3.        ADDITIONAL INFORMATION

     Exhibit B – Subscription Background Information

4

Reference materials described in this Private Offering Memorandum are available for inspection at the office of the company during normal business hours. It is the intention of the Company that all potential Investors are given full access to such information for their consideration in determining whether to purchase the Shares being offered. Prospective Investors should contact the Company for access to information regarding the matters set forth or other information concerning the Company. Representatives of the Company will also answer all inquiries from potential Investors concerning the Company and any matters relating to its proposed operations or present activities. The Company will afford potential Investors and their representatives the opportunity to obtain any additional information reasonably necessary to verify the accuracy or the source of any representations or information contained in this Private Offering Memorandum. All contracts entered into by the Company are subject to modifications and the Company may make any changes in any such contracts as deemed appropriate in its best discretion. Such recent amendments may not be circulated to Purchasers prior to the time of closing this Offering. However, potential Investors and their representatives may review such material or make inquiry of the Company concerning any of these and any other matters of interest.

4.        FORECASTS OF FUTURE OPERATING RESULTS

Any forecasts and proforma financial information which may be furnished by the Company to prospective Investors or which are part of the Company’s business plan, are for illustrative purposes only and are based upon assumptions made by Management regarding hypothetical future events. There is no assurance that actual events will correspond with the assumptions or that factors beyond the control of the Company will not affect the assumptions and adversely affect the illustrative value and conclusions of any forecasts.

5.        GLOSSARY OF TERMS

The following terms used in this Memorandum shall (unless the context otherwise requires) have the following respective meanings:

ACCEPTANCE. The acceptance by the Company of a prospective investor’s subscription.

ACCREDITED INVESTORS. Those investors who meet the criteria set forth in “INVESTOR SUITABILITY REQUIREMENTS.”

BROKER-DEALER. A person or firm licensed with the National Association of Securitas Dealers, Inc. (NASD), the United States Securities and Exchange Commission, and with the securities or corporate commissions department of the state in which it sells investment securities and who may employ licensed agents for that purpose.

     Exhibit B – Subscription Background Information

5

COMPANY (“WE”, “US”, “OUR”). Refers to Salamon Group, Inc., a Nevada Corporation.

SHARE(S). One common share in the capital stock of Salamon Group, Inc.

SECURITIES ACT OF 1933. A federal act regulated and enforced by the SEC that requires, among other things, the registration and use of a prospectus whenever a security is sold (unless the security or the manner of the Offering is expressly exempt from such registration process).

SECURITIES EXCHANGE ACT OF 1934. A federal act regulated and enforced by the SEC which supplements the Securities Act of 1933 and contains requirements which were designed to protect investors and to regulate the trading (secondary market) of securities. Such regulations require, among other things, the use of prescribed proxy statements when investors’ votes are solicited; the disclosure of management and large shareholders’ holding of securities; controls on the resale of such securities; and periodic (monthly, quarterly, annually) filing with the SEC of financial and disclosure reports of the Issuer.

SECURITIES AND EXCHANGE COMMISSION (SEC). An independent United States government regulatory and enforcement agency which supervises investment trading activities and registers companies and those securities which fall under its jurisdiction. The SEC also administers statutes to enforce disclosure requirements that were designed to protect investors in securities offerings.

SUBSCRIPTION DOCUMENTS. Consists of the Subscription Agreement, Investor Questionnaire and a check as payment for the Unit(s) to be purchased submitted by each prospective Investor to the Company.

TERMINATION DATE. The earlier to occur of the date on which all Shares are sold or September 9, 2009, or upon such other earlier or later date as may be determined by the Company in its sole discretion.

     Exhibit B – Subscription Background Information

6

EXHIBIT B TO CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED
SEPTEMBER 10, 2008

SUBSCRIPTION AGREEMENT

Salamon Group, Inc.
4080 Paradise Road #15-901, Las Vegas, Nevada 89169 Tel: (702) 241-0145

Subscription Agreement for US Investors

The foregoing Subscription is accepted for and on behalf of Salamon Group, Inc.:

By:		Date:
John Salamon, President and C.E.O.

     Exhibit C – Subscription Agreement

1

1.0        Purchase and Sale of Shares

1.1        The Purchaser subscribes for and agrees to purchase common shares of Salamon Group, Inc., a Nevada corporation quoted on the OTC Bulletin Board under the symbol “SLMU” (the "Company") in the amount set out above (the "Shares"), to be recorded in the name of the Purchaser at the address set out above.

2.0        Representations, Warranties and Acknowledgements of the Purchaser

The Purchaser acknowledges, represents and warrants as of the date of this Agreement that (please check either A or B):

A. [ ]

the Purchaser is a person who qualifies as an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933(the “Act”), as amended, because the Purchaser is either (check all applicable criteria):

[ ]	a natural person who has individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase;
[ ]

a natural person with income exceeding $200,000 in each of the two (2) most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year

[ ]

a corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Units, having total assets in excess of $5,000,000;

[ ]	an insurance Company registered under the Investment Company Act of 1940 (the Investment Company Act”);
[ ]

a business development Company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development Company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940)

[ ]	a Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301 (c) or (d) of the Small Business Investment Act of 1958;
[ ]	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
[ ]

an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a “plan fiduciary”, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance Company or registered investment adviser.

     Exhibit C – Subscription Agreement

2

[ ]	an employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000;
[ ]	a self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D;
[ ]

a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the shares offered hereby, whose purchase is directed by a sophisticated person (i.e. a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares); or

[ ]	any entity in which all the equity owners are accredited investors.

OR

B. [ ]	the Purchaser is not a person who qualifies as an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the “Act”), as amended.

2.1        The Purchaser understands and acknowledges that (a) the Shares are being offered and sold under one or more of the exemptions from registration provided for in Section 4(2) of the Securities Act of 1993, as amended (the "Securities Act"), including Regulation D promulgated thereunder ("Regulation D"), and any applicable state securities laws, (b) the Purchaser has reviewed the confidential private placement memorandum of the Company dated September 10, 2008 (and all exhibits thereto) and such other material documents provided by the Company as the Purchaser has deemed necessary or appropriate for purposes of purchasing the Units (collectively, the "Offering Documents"), including this subscription agreement; and (c) this transaction has not been reviewed or approved by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state or foreign country.

2.2        The Purchaser makes the following representations:

              (a) Sophistication of Purchaser. The Purchaser either (i) has a preexisting personal or business relationship with the Company or its controlling persons, such as would enable a reasonably prudent purchaser to be aware of the character and general business and financial circumstances of the Company or its controlling persons, or (ii) by reason of the Purchaser's business or financial experience, individually or in conjunction with the Purchaser's unaffiliated professional advisors who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, is capable of evaluating the merits and risks of an investment in the Shares, making an informed investment decision and protecting the Purchaser's own interests in connection with the transactions contemplated hereby.

              (b) Suitability. The Purchaser understands and has fully considered for purposes of this investment the risks of this investment and understands that (i) this investment is suitable only for an Purchaser who is able to bear the economic consequences of losing the Purchaser's entire investment; (ii) the Company is a start-up enterprise with no significant

     Exhibit C – Subscription Agreement

3

operating history; (iii) the purchase of the Shares is a speculative investment which involves a high degree of risk of loss by the Purchaser of the Purchaser's entire investment, and (iv) there are substantial restrictions on the transferability of, and there will be no public market for, the Shares, and accordingly, it may not be possible for the Purchaser to liquidate the Purchaser's investment in the Shares.

              (c) Lack of Liquidity. The Purchaser is able (i) to bear the economic risk of this investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of the Purchaser's investment; and represents that the Purchaser has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect the Purchaser's ability to provide for the Purchaser's current needs and possible financial contingencies.

              (d) Investment Information. The Purchaser acknowledges that the Offering Documents contain the views of the management of the Company, and that any analysis of the market or of the Company's strategy contained therein represents a subjective assessment about which reasonable persons could disagree.

              (e) Access to Information. The Purchaser, in making the Purchaser's decision to purchase the Shares, has relied solely upon independent investigations made by the Purchaser and the representations and warranties of the Company contained herein and the Purchaser has been given (i) access to all material books and records of the Company; (ii) access to all material contracts and documents relating to this offering; and (iii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Company concerning the Company and the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Offering Documents. The Purchaser acknowledges that no valid request to the Company by the Purchaser for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date thereof.

              (f) Review of Offering Documents. The Purchaser has carefully reviewed this Agreement and the Offering Documents (including but not limited to the confidential private placement memorandum of the Company dated September 10, 2008 and all exhibits thereto). In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this agreement or as contained in any documents or answers to questions furnished by the Company.

              (g) Accuracy of Information. All of the information set forth on the cover page of this Agreement indicated as applicable to the Purchaser, is true and correct in all respects.

              (h) Investment Intent. The Shares are being acquired by the Purchaser solely for the Purchaser's own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof; the Purchaser has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Shares for which the Purchaser hereby subscribes, or any part thereof, any interest therein or any rights thereto; the Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement; and the Purchaser understands the legal consequences of the foregoing representations and warranties

     Exhibit C – Subscription Agreement

 4

to mean that the Purchaser must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act and applicable state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws (which the Company is not obligated, and has no current intention, to do) or unless an exemption from such registration is available.

              (i) Control of Funds. The Purchaser represents that the funds provided for this investment are separate property of the Purchaser or are otherwise funds as to which the Purchaser has the sole right of management.

              (j) No Brokers. The Purchaser has not engaged any broker, dealer, finder, commission agent or other similar person in connection with the offer, offer for sale, or sale of the Shares and is not under any obligation to pay any broker's fee or commission in connection with the Purchaser's investment.

3.0        Representations, Warranties and Acknowledgements of the Company

The Company acknowledges, represents and warrants as of the date of this Agreement that the Shares, when issued, will be fully paid and non-assessable shares of the Company and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever, subject only to the re-sale restrictions under applicable securities laws.

4.0        Closing

4.1        The Company will confirm whether or not the Agreement is acceptable, whereupon the Company will deliver to the Purchaser a signed copy of this Agreement (the “Closing”), and shall deliver a certificate representing the Shares, registered in the name of the Purchaser.

5.0        Miscellaneous

5.1        Except as expressly provided in this Agreement, this Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, or written by statute, by common law, by the Company, by the Purchaser or by anyone else.

5.2        This Agreement shall enure to the benefit of and shall be binding upon the parties to this Agreement and their respective successors and permitted assigns.

[END OF SUBSCRIPTION]

     Exhibit C – Subscription Agreement

5

EXHIBIT D TO CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED
SEPTEMBER 10, 2008

INVESTOR SUITABILITY QUESTIONNAIRE

Salamon Group, Inc.

Investor Suitability Questionnaire

To:        Prospective purchasers of Shares (the “Shares”) offered by Salamon Group, Inc. (the “Company”).

This questionnaire must be completed by any natural person who is a purchaser of the Share(s) being offered by the Company or by each natural person owning securities of any entity that is a purchaser to the Shares being offered by the Company. The Purpose of this Questionnaire is to solicit certain information regarding your financial status to determine whether you are an “Accredited Investor,” as defined under applicable federal and state securities laws, and otherwise meet the suitability criteria established by the Company for purchasing Shares. This questionnaire is not an offer to sell securities.

Your answers will be kept as confidential as possible. You agree, however, that this Questionnaire may be shown to such persons as the Company deems appropriate to determine your eligibility as an Accredited Investor or to ascertain your general suitability for investing in the Share(s).

Please answer all questions completely and execute the signature page.

A.        Personal

            1.             Name: _____________________________________________________

            2.             Address of Principal Residence:  _________________________________

                            _________________________________________  County: __________

            3.             Residence Telephone: (______) _________________________________

            4.             Where are you registered to vote?   ______________________________

     Exhibit D – Investor Suitability Questionnaire

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            5.             Your driver’s license is issued by the following state: ________________
            6.             Other Residences or Contacts: Please identify any other state where you own a residence, are registered to vote, pay income taxes, hold a driver’s license or have any other contacts, and describe your connection with such state:

___________________________________________________________

___________________________________________________________

            7.             Please send all correspondence to (Please check one):
                             (1) _____ Residence Address (as set forth in item A-2)
                             (2) _____ Business Address (as set forth in item B-1)

            8.             Date of Birth: ________________________________________________

            9.             Citizenship: __________________________________________________

            10.        Social Security or Tax I.D. #: ____________________________________

B.        Occupations and Income

            1.             Occupation: ____________________________________________

                             (a) Business Address: _____________________________________

                                  ____________________________________________________

                             (b) Business Telephone Number: (______)____________________

            2.             Gross income during each of the last two years exceeded:

(1) _____	$25,000	(2) _____	$50,000
(3) _____	$100,000	(4) _____	$200,000

            3.             Joint gross income with spouse during each of the last two years exceeded $300,000.

                                                                                                            (1) _____  Yes           (2) _____  No

            4.             Estimated gross income during current year exceeds:

(1) _____	$25,000	(2) _____	$50,000
(3) _____	$100,000	(4) _____	$200,000

            5.             Estimated joint gross income with spouse during current year exceeds $300,000.

                                                                                                            (1) _____  Yes           (2) _____  No

     Exhibit D – Investor Suitability Questionnaire

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C.        Net Worth

            1.             Current net worth or joint net worth with spouse (note that “net worth” includes all of the assets owned by you and your spouse in excess of total liabilities, including the fair market value, less any mortgage, of your principal residence.)

(1) ________	$50,000-$100,000	(2) ________	$100,000-$250,000
(3) ________	$250,000-$500,000	(4) ________	$500,000-$750,000
(5) ________	$750,000-$1,000,000	(6) ________	over $1,000,000

            2.             Current value of liquid assets (cash, freely marketable securities, cash surrender value of life insurance policies, and other items easily convertible into cash) is sufficient to provide for current needs and possible personal contingencies:
                                                                                                            (1) _____  Yes           (2) _____  No

D.        Affiliation with the Company

            Are you a director or executive officer of the Company?

                                                                                                            (1) _____  Yes           (2) _____  No

E.        Investment Percentage of Net Worth

            As you expect to invest at least $150,000 in the Unit(s), does your total purchase price exceed 10% of your net worth at the time of sale, or joint net worth with your spouse.

                                                                                                            (1) _____  Yes           (2) _____  No

F.        Consistent Investment Strategy

            Is this investment consistent with your overall investment strategy?
                                                                                                            (1) _____  Yes           (2) _____  No

G.        Prospective Investor’s Representations

            The information contained in this Questionnaire is true and complete, and the undersigned understands that the Company and its counsel will rely on such information for the purpose of complying with all applicable securities laws as discussed above. The undersigned agrees to notify the Company promptly of any change in the foregoing information, which may occur prior to any purchase by the undersigned of securities from the Company.

Prospective Investor:

_________________________________________   Date: _____________________, 2008
Signature

     Exhibit D – Investor Suitability Questionnaire

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Date: _____________________, 2008
Signature (of joint purchase if purchase is to be
made as joint tenants or as tenants in common)

     Exhibit D – Investor Suitability Questionnaire

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